Exhibit 10.1

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT				BPA NO.	1. CONTRACT ID CODE	PAGE OF PAGES
						1	1

2. AMENDMENT/MODIFICATION NUMBER		3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NUMBER			5. PROJECT NUMBER (If applicable)
P00002		See Block 16c				1

6. ISSUED BY	CODE		7. ADMINISTERED BY (If other than Item 6)		CODE
Department of Veterans Affairs OA&L / National Acquistion Center Building 37 1st Avenue, One Block North of Cermak Hines IL 60141

8. NAME AND ADDRESS OF CONTRACTOR (Number, street, county, state, and ZIP Code)				(X)	9A. AMENDMENT OF SOLICITATION NUMBER

ARALEZ PHARMACEUTICALS US INC.					9B. DATED (SEE ITEM 11)

555 E LANCASTER AVE STE 540 RADNOR PA 19087				X	10A. MODIFICATION OF CONTRACT/ORDER NUMBER VA797P-16-C-0035

10B. DATED (SEE ITEM 13)
CODE 7KH89	FACILITY CODE				02-11-2016
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐  The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offers      ☐ is extended,     ☐ is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning                      copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by letter or electronic communication, provided each letter or electronic commuication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES             (such as changes in paying office, appropriation date, etc.)

SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43,103 (b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

D. OTHER (Specify type of modification and authority)
X			FAR 52.212-4 Changes

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Designation of Agent Agreement

This modification is issued to incorporate the attached Designation of Agent into National Contract VA797P-16-C-0035 for Metoprolol SA Tablets.

This Designation of Agent Agreement consists of 5 pages and is attached herein.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type for Print) Eric Trachtenberg, Secretary			16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Adrienne A. Albachiara, Contracting officer

15B. CONTRACTOR/OFFEROR		15C. DATE SIGNED	16B. UNITED STATES OF AMERICA			16C. DATE SIGNED

/s/ Eric Trachtenberg		3/2/17	BY	ADRIENNE A. ALBACHIARA [***]	[***]	3/2/2017
(Signature of person authorized to sign)			(Signature of Contracting Officer)

PREVIOUS EIDTION NOT USABLE			STANDARD FORM 30 (REV. 11/2016)
Prescribed by GSA - FAR (48 CFR) 53.243

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

DESIGNATION OF AGENT AGREEMENT

This Designation of Agent Agreement ("Agreement") is entered effective as of Feburary 23, 2017 by and between Aralez Pharmaceuticals US Inc. ("Contractor"), a corporation duly organized and existing under the laws of Pennsylvania with its principal office located at 400 Alexander Park, Princeton, NJ 08540, AstraZeneca Pharmaceuticals LP ("Agent"), a corporation duly organized and existing under the laws of Delaware with its principal office located at 1800 Concord Pike, Wilmington, DE 19803 and the United States Government, represented by the Department of Veterans Affairs (the "Government").

WHEREAS, effective October 31, 2016, assets, rights, and interests ("Purchased Assets") that are necessary for Contractor to sell and market the pharmaceutical product containing metoprolol succinate as the active pharmaceutical ingredient and distributed under the brand name Toprol-XL® National Drug Codes that are listed in Attachment "A" to this Agreement (the "Product") were acquired by Aralez Pharmaceuticals Trading DAC;

WHEREAS, the Government, Contractor, and Agent have entered into a Novation Agreement with an effective date of February 23, 2017, pursuant to which the Government has approved and recognized the Contractor as successor in interest to the VA National Contract No. VA797P-16-C-0035 (the "VA National Contract");

WHEREAS, under a Supply Agreement, dated as of October 31, 2016 (the "Supply Agreement") with a term of at least ten years, AstraZeneca AB, a corporate affiliate of Agent, will continue to manufacture and supply the Product that the Contractor will market and sell under the VA National Contract; and

WHEREAS, under a Transitional Services Agreement, dated as of October 31, 2016 ("TSA"), AstraZeneca AB has agreed to perform certain services for a period of time following the transfer of the Purchased Assets to facilitate the transition of the supply, sale, and distribution of the Product.

NOW THEREFORE, in consideration of the foregoing and in accordance with the mutual agreements and understandings set forth below, Contractor hereby designates Agent as a designated agent for certain limited purposes relating to the VA National Contract.

1.          Designation. The Contractor hereby designates Agent to act as designated agent for the purposes of:

a.           Supplying the Product to the Pharmaceutical Prime Vendor Contractors listed in Attachment "B" of this Agreement ("PPV Contractors") in accordance with the terms of and for the periods prescribed in the Supply Agreement; and

b.           Processing and administering discounts and chargebacks in connection with wholesaler sales of the Product in accordance with the terms of and for the periods prescribed in the VA National Contract and the TSA.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

2.          Ordering. The parties understand that the PPV Contractors are responsible for the following activities:

a.          Receiving and filling Government orders for the purchase of the Product under the VA National Contract;

b.          Invoicing and billing the Government for such purchases; and

c.          Receiving payment for such purchases from the Government.

3.           Construction and Order of Precedence. Nothing in this Agreement is intended to or shall be construed to add to or alter the rights and obligations set forth in the Supply Agreement and the TSA. In the event of any inconsistency between the provisions of this Agreement and the provisions of the Supply Agreement or the TSA, the provisions of the Supply Agreement or the TSA, as applicable, shall govern. In the event of any inconsistency between the provisions of this Agreement, the Supply Agreement, or the TSA and the VA National Contract, the provisions of the VA National Contract shall govern; provided, however, that the Agent's obligations will not extend beyond those specifically enumerated in the Supply Agreement or the TSA.

4.           No liability to Agent. Nothing in this Agreement shall give rise to any Government liability to Agent under the VA National Contract.

5.           Identity of Contractor. Contractor shall remain the contractor for all purposes under the VA National Contract, and shall ensure that Agent performs its functions as agent in a manner consistent with the terms of the VA National Contract. The Government's recognition of Agent under this Agreement shall not be construed as a waiver of any rights of the Government against Contractor under the VA National Contract.

6.           Expiration of Agreement. This Agreement shall remain in effect until the Government's receipt of Contractor's or Agent's written cancellation of the designation.

7.           Recognition of designation. The Government and the Contractor, by their respective authorized representatives, hereby recognize AstraZeneca Pharmaceuticals LP as designated agent for the limited purposes stated in this Agreement.

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective authorized representatives.

[Signature Page Follows]

2

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

ARALEZ PHARMACEUTICALS US INC., Contractor

By	/s/ Eric Trachtenberg

Name	Eric Trachtenberg

Title	Secretary

Date	3/2/17

ASTRAZENECA PHARMACEUTICALS LP, Agent

By

Name

Title

Date

UNITED STATES GOVERNMENT

By	ADRIENNE A.	[***]
ALBACHIARA [***]

Name	Adrienne A. Albachiara

Title	Contracting Officer, Department of Veterans Affairs

Date	3/3/2017

3

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

ARALEZ PHARMACEUTICALS US INC., Contractor

By

Name

Title

Date

ASTRAZENECA PHARMACEUTICALS LP, Agent

By	/s/ Odalys Caprisecca

Name	Odalys Caprisecca

Title	Sr Director, Pricing Government Reporting

Date	2/1/17

UNITED STATES GOVERNMENT

By	/s/ Adrienne A. Albachiara

Name	Adrienne A. Albachiara

Title	Contracting Officer, Department of Veterans Affairs

Date

4

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

ATTACHMENT “A”

Toprol-XL National Drug Codes (NDCs)

NDC 00186-1092-05

NDC 00186-1094-05

NDC 00186-1088-05

NDC 00186-1090-05

NDC 00186-1094-35

NDC 00186-1094-05

NDC 00186-1092-35

NDC 00186-1092-05

NDC 00186-1090-35

NDC 00186-1090-05

NDC 00186-1088-35

NDC 00186-1088-05

5

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

ATTACHMENT "B"

VA PHARMACEUTICAL PRIME VENDOR (PPV) CONTRACTOR

McKesson Corporation

One Postal Street, 29th Floor

San Francisco, CA 94101

POC: Mr. Paul Flach

Vice President Government & National Accounts

Phone: [***]

DOD PHARMACEUTICAL PRIME VENDOR (PPV) CONTRACTORS

McKesson Drug Company Attn: Lori White 1220 Senlac Drive Carrollton, TX 75006 Phone: [***] Fax: [***] Tricare Mail Order Pharmacy Program National Prime Vendor Email: [***]	AmeriSource-Bergen Company Attn: Dina Barton 100 Friars Blvd. Thorofare, NJ 08086 Phone: [***] Fax: [***] Email: [***]
Dakota Drug Company Attn: Jan McCann / Becky Gilstad 28-32 N. Main Street Minot, ND 58701 Phone: [***] Fax: [***] Email: [***]	DMS Pharmaceutical Group, Inc. Attn: Jean Hawkins 810 Busee Highway Park Ridge, IL 60068 Phone: [***] Fax: [***] Email: [***]
Cardinal Health, Inc. Attn: Lisa Parsley 5555 Glendon Court Dublin, OH 43016 Phone: [***] Fax: [***] Email: [***]

6

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT				BPA NO	1. CONTRACT ID CODE	PAGE OF PAGES
						1	1
2. AMENDMENT/MODIFICATION NUMBER		3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NUMBER		5. PROJECT NUMBER (if applicable)

P00001		2/23/2017			1

6. ISSUED BY	CODE		7. ADMINISTERED BY (If other Than Item 6)		CODE
Department of Veterans Affairs OA&L / National Acquistion Center Building 37 1st Avenue, One Block North of Cermak Hines IL 60141

8. NAME AND ADDRESS OF CONTRACTOR (Number, street, county, state and ZIP Code)				(X)	9A. AMENDMENT OF SOLICITATION NUMBER

ARALEZ PHARMACEUTICALS US INC.					9B. DATED (SEE ITEM 11)

400 Alexander Park Drive Princeton, NJ 08540				X	10A. MODIFICATION OF CONTRACT/ORDER NUMBER VA797P-16-C-0035

10B. DATED (SEE ITEM 13)
CODE 7KH89	FACILITY CODE				02-11-2016
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐  The above numbered, solicitation is amended as set forth in item 14.  The hour and date specified for receipt of Offers      ☐ is extended,     ☐ is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning            copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If Required)

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

X

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES           (such as changes in paying office, appropriation date, etc.)
SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43,103 (b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

D. OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Novation of VA797P-16-C-0035 Metoproplol SA Tablets

This modification is issued to incorporate the attached Novation Agreement which also necessitates a name change and updated point of contact and authorized Aralez Pharmaceuticals US, Inc. per letter dated January 4, 2017. This Novation Agreement covers all Metoprolol line items under Contract VA797P-16-C-0035.  The changes are as follows:

From: AstraZeneca Pharmaceuticals LP			To: Aralez Pharmaceuticals US, Inc.
1800 Concord Pike			400 Alexander Park Drive
Wilmington, DE 19803			Princeton, NJ 08540
DUNS: 87-651-6568/TIN: 23-2967016			DUNS: 08-008-0206/TIN: 47-4626948
All other terms and conditions remain the same as previously awarded.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)			16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Adrienne A. Albachiara, Contracting officer

15B. CONTRACTOR/OFFEROR		15C. DATE SIGNED	16B. UNITED STATES OF AMERICA			16C. DATE SIGNED

			BY	/s/ Adrienne A. Albachiara		2/23/2017
(Signature of person authorized to sign)		3/2/2017	(Signature of Contracting Officer)

PREVIOUS EIDTION NOT USABLE			STANDARD FORM 30 (REV. 11/2016)
Prescribed by GSA - FAR (48 CFR) 53.243

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

Confidential / Exempt From Disclosure Under FOIA

NOVATION AGREEMENT

AstraZeneca Pharmaceuticals LP ("Transferor"), a Delaware limited partnership and subsidiary of AstraZeneca AB; Aralez Pharmaceuticals US Inc. ("Transferee"), a company duly organized and existing under the laws of Delaware and corporate affiliate of Aralez Pharmaceuticals Trading DAC ("APTD"); and the United States of America ("Government") enter into this Agreement as of October 31, 2016.

(a)  The parlies agree to the following facts:

(1)  The Government, represented by various Contracting Officers of Department of Veterans Affairs ("VA"), has entered into VA National Contract No. VA797P-16-C-0035 ("VA National Contract") with the Transferor. The term "the VA National Contract" as used in this Agreement, includes any and all orders under the VA National Contract made between the Government and the Transferor before the effective date of this Agreement (whether or not performance and payment have been completed and releases executed if the Government or the Transferor has any remaining rights, duties, or obligations). Included in the term "the VA National Contract" are also all modifications made tinder the terms and conditions of the VA National Contract between the Government and the Transferee, on or after the effective date of this Agreement.

(2)  As of the date of this Agreement, all assets, rights, and interests of the Transferor required for the Transferee to market and sell Toprol XL® in the United States, including sales under the VA National Contract have been transferred to the APTD, a corporate affiliate of the Transferee, by virtue of an Asset Purchase Agreement dated October 3, 2016. The transfer of assets includes contracts, regulatory approvals, regulatory documentation, product records, domain names, promotional materials, and inventory. Under a ten-year Supply Agreement, AstraZeneca AB will continue to manufacture and supply product that the Transferee will market and sell in the United States, including sales under the VA National Contract.

(3)  The Transferee has acquired rights to all the assets of the Transferor involved in performance of the VA National Contract Agreement by virtue of the above transfer and intra-company agreements between APTD and the Transferee.

(4)  The Transferee has assumed all obligations and liabilities of the Transferor under the VA National Contract by virtue of the above transfer and an intra-company agreements between APTD and the Transferee.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

Confidential / Exempt From Disclosure Under FOIA

(5)  The Transferee is in a position to fully perform all obligations that may exist under the VA National Contract.

(6)  It is consistent with the Government's interest to recognize the Transferee as the successor party to the VA National Contract.

(7)  Evidence of the above transfer has been filed with the Government.

(b)  In consideration of these facts, the parties agree that by this Agreement—

(1)  The Transferor confirms the transfer to the Transferee, and waives any claims and rights against the Government that it now has or may have in the future in connection with the VA National Contract.

(2)  The Transferee agrees to be bound by and to perform the VA National Contract in accordance with the conditions contained in the VA National Contract. The Transferee also assumes all obligations and liabilities of, and all claims against, the Transferor under the VA National Contract as if the Transferee were the original party to the VA National Contract.

(3)  The Transferee ratifies all previous actions taken by the Transferor with respect to the VA National Contract, with the same force and effect as if the action had been taken by the Transferee.

(4)  The Government recognizes the Transferee as the Transferor's successor in interest in and to the VA National Contract. The Transferee by this Agreement becomes entitled to all rights, titles, and interests of the Transferor in and to the VA National Contract as if the Transferee were the original party to the VA National Contract. Following the effective date of this Agreement, the term “Contractor,” as used in the VA National Contract, shall refer to the Transferee.

(5)  Except as expressly provided in this Agreement, nothing in it shall be construed as a waiver of any rights of the VA against the Transferor.

(6)  All payments and reimbursements previously made by the Government to the Transferor, and all other previous actions taken by the under the VA National Contract, shall be considered to have discharged those parts of the Government's obligations under the VA National Contract. All payments and reimbursements made by the Government after the date of this Agreement in the name of or to the Transferor shall have the same force and effect as if

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

Confidential / Exempt From Disclosure Under FOIA

made to the Transferee, and  shall constitute a complete discharge of the Government's obligations under the VA National Contract, to the extent of the amounts paid or reimbursed.

(7)  The Transferor and the Transferee agree that the Government is not obligated to pay or reimburse either of them for, or otherwise give effect to, any costs, taxes, or other expenses, or any related increases, directly or indirectly arising out of or resulting from the transfer of this Agreement, other than those that the Government in the absence of this transfer or Agreement would have been obligated to pay or reimburse under the terms of the contracts.

(8)  The Transferor guarantees payment of all liabilities and the performance of all obligations that the Transferee—

(i)   Assumes under this Agreement; or

(ii)  May undertake in the future should the VA National Contract be modified under their terms and conditions. The Transferor waives notice of, and consents to, any such future modifications.

(9)  The VA National Contract shall remain in full force and effect, except as modified by this Agreement. Each party has executed this Agreement as of the day and year first above written.

[Signature Page Follows]

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

Confidential / Exempt From Disclosure Under FOIA

UNITED STATES OF AMERICA,

By	/s/ Adrienne A. Albachiara
Name	Adrienne A. Albachiara
Title	Contracting Officer, VANAC

ASTRAZENECA PHARMACEUTICALS LP,

By
Name
Title

ARALEZ PHARMACEUTICALS US INC.

By	/s/ ANDREW I KOVEN
Name	ANDREW I KOVEN
Title	PRESIDENT

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

UNITED STATES OF AMERICA,

By
Name
Title

ASTRAZENECA PHARMACEUTICALS LP,

By	/s/ Odalys Caprisecca
Name	Odalys Caprisecca
Title	Sr. Director, Pricing & Government Reporting

ARALEZ PHARMACEUTICALS US INC.

By
Name
Title

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

SOLICITATION/CONTRACT/ORDER FOR COMMERCIAL ITEMS	1. REQUISITION NO.	PAGE 1 OF 66
OFFEROR TO COMPLETE BLOCKS 12, 17, 23, 24, & 30

2. CONTRACT NO.	3. ~~AWARD~~/EFFECTIVE DATE	4. ORDER NO.	5. SOLICITATION NUMBER	6. SOLICITATION ISSUE DATE

VA797P-16-C-0035_	4/29/2016	VA797P-16-R-0011	11-23-2015

7. FOR SOLICITATION	a. NAME	b. TELEPHONE NO. (No Collect Calls)	8. OFFER DUE DATE//LOCAL
INFORMATION CALL:	Diana Martinez [***]	708-786-5160	TIME 12-08-2015
2:30PM (CST)
9. ISSUED BY	CODE	10. THIS ACQUISITION IS	☒	UNRESTRICTED OR ☐ SET ASIDE: % FOR:
Department of Veterans Affairs OA&L / National Acquisition Center Building 37, NCS (003A4C4) 1st Avenue, One Block North of Cermak Hines IL 60141	☐	SMALL BUSINESS	☐	WOMEN-OWNED SMALL BUSINESS (WOSB) ELIGIBLE UNDER THE WOMEN-OWNED SMALL BUSINESS PROGRAM NAICS: 325412
☐	HUBZONE SMALL BUSINESS	☐	EDWOSB
☐	SERVICE-DISABLED VETERAN-OWNED SMALL BUSINESS	☐	8(A)	SIZE STANDARD: 750 Employees
11. DELIVERY FOR FOB DESTINATION UNLESS BLOCK IS MARKED	12. DISCOUNT TERMS	☐	13a. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 700)	13b. RATING N/A
☐ SEE SCHEDULE	N/A	14. METHOD OF SOLICITATION
☐ RFQ ☐ IFB ☒ RFP

15. DELIVER TO	CODE	16. ADMINISTERED BY	CODE
Department of Veterans Affairs OA&L / National Acquisition Center Building 37, NCS (003A4C4) 1st Avenue, One Block North of Cermak Hines IL 60141
VA & DOD Pharmaceutical Prime Vendors Refer to Attachments A & B

17a. CONTRACTOR/OFFEROR	CODE	FACILITY CODE	18a. PAYMENT WILL BE MADE BY	CODE

Astrazeneca Pharmaceuticals LP 1800 Concord Pike Wilmington, DE, 19803	VA & DOD Pharmaceutical Prime Vendors Refer to Attachments A & B

1-302-886-0054 DUNS: 876516568 Cage Code: 36WK2
TELEPHONE NO.	DUNS:	DUNS+4:	PHONE:	FAX:

18b. SUBMIT INVOICES TO ADDRESS SHOWN IN BLOCK 18a UNLESS BLOCK BELOW IS CHECKED
☐ 17b. CHECK IF REMITTANCE IS DIFFERENT AND PUT SUCH ADDRESS IN OFFER	☐ SEE ADDENDUM
19.	20.	21.	22.	23.	24.
ITEM NO.	SCHEDULE OF SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

Metoprolol SA Succinate Tablets

Award will be made in the aggregate for the base year and all four option years for line items 1, 2a or 2b, 3, 4a or 4b, 5, 6a or 6b, 7, and 8a or 8b.

To be considered for award, offerors must submit a price for the base year and all four option years for line items 1, 2a or 2b, 3, 4a or 4b, 5, 6a or 6b, 7, and 8a or 8b.

Prices offered shall not exceed two decimal places.

Offered prices must include the Cost Recovery Fee of [***], as outlined in Scope of Contract. Offerors must list an 11 digit NDC number for each offered drug that is unique to the offeror’s company as outlined in Scope of Contract. If the offeror is a distributor, the NDC number must be unique to the distributor.

(Use Reverse and/or Attach Additional Sheet as Necessary)

25. ACCOUNTING AND APPROPRIATION DATA	26. TOTAL AWARD AMOUNT (For Govt. Use Only)
[***]

☐27a. solicitation incorporates by reference FAR 52.212-1, 52.212-4, Far 52.212-3 and 52.212-5 ARE attached. Addenda ☒ are ☐ are not attached.
☐27b. contract/purchase order incorporates by reference FAR 52.212-4, FAR 52.212-5 is attached. Addenda ☐ are ☐ are not attached.
☒

28.CONTRACTOR IS REQUIRED TO SIGN THIS DOCUMENT AND RETURN 1 scan COPIES TO ISSUING OFFICE.  CONTRACTOR AGREES TO FURNISH AND DELIVER ALL ITEMS SET FORTH OR OTHERWISE IDENTIFIED ABOVE AND ON ANY ADDITIONAL SHEETS SUBJECT TO THE TERMS AND CONDITIONS SPECIFIED

☒

29. AWARD OF CONTRACT: REF. AstraZeneca Pharmaceuticals LP OFFER DATED 12/8/15 and FPR dated 1/11/16. YOUR OFFER ON SOLICITATION (BLOCK 5), INCLUDING ANY ADDITIONS OR CHANGES WHICH ARE SET FORTH HEREIN IS ACCEPTED AS TO ITEMS:

     1, 2b, 3, 4b, 5, 6b, 7, and 8b

30a. SIGNATURE OF OFFEROR/CONTRACTOR	31a. UNITED STATES OF AMERICA (SIGNATURE OF CONTRACTING OFFICER)
Paul A. Maillet	/s/ Erika Moreno	[***]
/s/ Paul A. Maillet Senior Director, Contract Operations
30b. NAME AND TITLE OF SIGNER (TYPE OR PRINT)	30c. DATE SIGNED	31b. NAME OF CONTRACTING OFFICER (TYPE OR PRINT)	31c. DATE SIGNED
12-8-15	Erika Moreno, Contracting Officer	2/11/2016
AUTHORIZED FOR LOCAL REPRODUCTION	STANDARD FORM 1449 (REV. 2/2012)
PREVIOUS EDITION IS NOT USABLE	prescribed by GSA - FAR (48 CFR) 53.212

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

19.ITEM NO.	20. SCHEDULE OF SUPPLIES/SERVICES	21. QUANTITY	22. UNIT	23. UNIT PRICE		24. AMOUNT

METOPROLOL SA SUCCINATE TABLETS

To be considered for award, offerors are required to submit a price for all line items (1, 2a or 2b, 3,  4a or 4b, 5, 6a or 6b, 7, and 8a or 8b) for the base year and all four option years.  Award will be made in the aggregate for all line items (1, 2a or 2b, 3, 4a or 4b, 5, 6a or 6b, 7, and 8a or 8b). Line items 2a or 2b,  4a or 4b, 6a or 6b, and 8a or 8b are for bulk requirement and will be accepted in their bottles of 500s or 1000s. Offerors must submit prices for either 500s or 1000s. If both subline items are offered, only the lower priced product (i.e.  based on a per tablet price) will be included in the calculation of the lowest total aggregate price for evaluation of award.

1. METOPROLOL SUCCINATE 100MG TAB,SA 100s
NDC #: 00186-1092-05								A
Base Year		24,291	Bottles		$40.80		$991,072.80
[***]

2a. METOPROLOL SUCCINATE 100MG TAB,SA 500s
NDC #:______________
Base Year		43,024	Bottles		$	$
[***]

or

2b. METOPROLOL SUCCINATE 100MG TAB,SA 1000s
NDC #: Pending NDC Availability (AZ will fill with 100 count bottles for 1st half of 2016 if awarded)
00186-1092-35 (Per FPR dated 1/11/2016)								A
Base Year		21,512	Bottles		$408.00		$8,776,896.00
[***]

3. METOPROLOL SUCCINATE 200MG TAB,SA 100s
NDC #: 00186-1094-05								A
Base Year		31,663	Bottles		$61.20		$1,937,775.60
[***]

4a. METOPROLOL SUCCINATE 200MG TAB,SA 500s
NDC #:______________
Base Year		11,262	Bottles	$		$
[***]

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

19.ITEM NO.	20. SCHEDULE OF SUPPLIES/SERVICES	21. QUANTITY	22. UNIT	23. UNIT PRICE			24. AMOUNT

or

4b. METOPROLOL SUCCINATE 200MG TAB,SA 1000s
NDC #: Pending NDC Availability (AZ will fill with 100 count bottles for 1st half of 2016 if awarded)
00186-1094-35 (Per FPR dated 1/11/2016)									A
Base Year			5,631	Bottles		$612.00		$3,446,172.00
		[***]

5. METOPROLOL SUCCINATE 25MG TAB,SA 100s
NDC #: 00186-1088-05									A
Base Year			30,548	Bottles		$25.50		$778,974.00
		[***]

6a. METOPROLOL SUCCINATE 25MG TAB,SA 500s
NDC #: ______________
Base Year			53,562	Bottles	$		$
		[***]

or

6b. METOPROLOL SUCCINATE 25MG TAB,SA 1000s
NDC #: Pending NDC Availability (AZ will fill with 100 count bottles for 1st half of 2016 if awarded)
00186-1094-35 (Per FPR dated 1/11/2016)									A
Base Year			26,781	Bottles		$255.00		$6,829,155.00
		[***]

7. METOPROLOL SUCCINATE 50MG TAB,SA 100s
NDC #: 00186-1090-05									A
Base Year			34,571	Bottles		$25.50		$881,560.50
		[***]

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

19.ITEM NO.	20. SCHEDULE OF SUPPLIES/SERVICES	21. QUANTITY	22. UNIT	23. UNIT PRICE				24. AMOUNT

8a. METOPROLOL SUCCINATE 50MG TAB,SA 500s
NDC #:______________									A
Base Year			66,940	Bottles	$		$
		[***]

or

8b. METOPROLOL SUCCINATE 50MG TAB,SA 1000s
NDC #: Pending NDC Availability (AZ will fill with 100 count bottles for 1st half of 2016 if awarded)
00186-1094-35 (Per FPR dated 1/11/2016)									A
Base Year			33,470	Bottles		$255.00		$8,534,850.00
		[***]

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

Table of Contents

SECTION A	1

A.1 SF 1449 SOLICITATION/CONTRACT/ORDER FOR COMMERCIAL ITEMS	1

SECTION B - CONTINUATION OF SF 1449 BLOCKS	7

CONTINUATION OF STANDARD FORM 1449: SCHEDULE OF SUPPLIES/SERVICES	7
SCOPE OF CONTRACT	8

SECTION C - CONTRACT CLAUSES	23

C.1 52.212-4 CONTRACT TERMS AND CONDITIONS—COMMERCIAL ITEMS (MAY 2015) (MAY 5, 2011 DEVIATION)	23
ADDENDUM to FAR 52.212-4 CONTRACT TERMS AND CONDITIONS—COMMERCIAL ITEMS	26
C.2 52.203-99 PROHIBITION ON CONTRACTING WITH ENTITIES THAT REQUIRE CERTAIN INTERNAL CONFIDENTIALITY AGREEMENTS (DEVIATION) (FEB 2015)	27
C.3 52.204-18 COMMERCIAL AND GOVERNMENT ENTITY CODE MAINTENANCE (JUL 2015)	27
C.4 52.216-21 REQUIREMENTS (OCT 1995) (MAY 5, 2011 DEVIATION)	28
C.5 52.217-9 OPTION TO EXTEND THE TERM OF THE CONTRACT (MAR 2000)	29
C.6 52.252-2 CLAUSES INCORPORATED BY REFERENCE (FEB 1998)	29
C.7 VAAR 852.203-70 COMMERCIAL ADVERTISING (JAN 2008)	29
C.8 VAAR 852.203-71 DISPLAY OF DEPARTMENT OF VETERAN AFFAIRS HOTLINE POSTER (DEC 1992)	29
C.9 VAAR 852.219-9 VA SMALL BUSINESS SUBCONTRACTING PLAN MINIMUM REQUIREMENTS (DEC 2009)	30
C.10 SUBCONTRACTING PLAN – MONITORING AND COMPLIANCE	30
C.11 52.212-5 CONTRACT TERMS AND CONDITIONS REQUIRED TO IMPLEMENT STATUTES OR EXECUTIVE ORDERS—COMMERCIAL ITEMS (NOV 2015)	31
C.12 MANDATORY WRITTEN DISCLOSURES	35

SECTION D - CONTRACT DOCUMENTS, EXHIBITS, OR ATTACHMENTS	36

D.1 ATTACHMENT "A"	36
D.2 ATTACHMENT "B"	37
D.3 ATTACHMENT "C"	38
D.3 ATTACHMENT "D"	39

SECTION E - SOLICITATION PROVISIONS

E.1 52.212-1 INSTRUCTIONS TO OFFERORS—COMMERCIAL ITEMS (OCT 2015)
ADDENDUM to FAR 52.212-1 INSTRUCTIONS TO OFFERORS—COMMERCIAL ITEMS
E.2 52.203-98 PROHIBITION ON CONTRACTING WITH ENTITIES THAT REQUIRE CERTAIN INTERNAL CONFIDENTIALITY AGREEMENTS—REPRESENTATION (DEVIATION) (FEB 2015)
E.3 52.204-16 COMMERCIAL AND GOVERNMENT ENTITY CODE REPORTING (JUL 2015)
E.4 52.209-5 REPRESENTATION BY CORPORATIONS REGARDING AN UNPAID TAX LIABILITY OR A FELONY CONVICTION UNDER ANY FEDERAL LAW (DEVIATION)(MAR 2012)
E.5 52.209-7 INFORMATION REGARDING RESPONSIBILITY MATTERS (JUL 2013)
E.6 52.214-34 SUBMISSION OF OFFERS IN THE ENGLISH LANGUAGE (APR 1991)

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

E.7 52.214-35 SUBMISSION OF OFFERS IN U.S. CURRENCY (APR 1991)
E.8 52.216-1 TYPE OF CONTRACT (APR 1984)
E.9 52.233-2 SERVICE OF PROTEST (SEP 2006)
E.10 VAAR 852.219-71 VA MENTOR-PROTEGE PROGRAM (DEC 2009)
E.11 VAAR 852.233-70 PROTEST CONTENT/ALTERNATIVE DISPUTE RESOLUTION (JAN 2008)
E.12 VAAR 852.233-71 ALTERNATE PROTEST PROCEDURE (JAN 1998)
E.13 52.212-2 EVALUATION—COMMERCIAL ITEMS (OCT 2014)
E.14 52.212-3 OFFEROR REPRESENTATIONS AND CERTIFICATIONS--COMMERCIAL ITEMS (NOV 2015)

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

SECTION B - CONTINUATION OF SF 1449 BLOCKS

CONTINUATION OF STANDARD FORM 1449: SCHEDULE OF SUPPLIES/SERVICES

Please be advised the following are included in the solicitation and are highlighted here.

Proposals may be delivered to Department of Veterans Affairs, National Acquisition Center, National Contract Service (003A4C), 1st Avenue, 1 Block North of Cermak Road, Building 37, Hines, IL 60141. Proposals will also be accepted in Microsoft Word or PDF form via e-mail to [***] with either a scanned (pdf) copy of the signed SF1449 or a digitally signed copy of the SF 1449. Offerors are not required to submit an original proposal if an electronic proposal was received; however a hard copy of the SF 1449 (only) with an original signature is required no later than 10 days after the posted due date and time if an electronic proposal is submitted. Please note that faxed proposals are not acceptable and will be rejected. Reference FAR 52.212-1(f) regarding timeliness of submission of offers.

If the offeror is not the manufacturer of the offered items, the offeror shall submit either: (1) A letter of commitment from the manufacturer to the offeror which will assure the offeror of a source of supply sufficient to satisfy the Government's requirements for the contract period, OR (2) evidence that the offeror will have an uninterrupted source of supply from which to satisfy the Government's requirements for the contract period. "Manufacturer'' is defined as the entity that measures, mixes, weighs, and compounds the active and inactive ingredients into a capsule or tablet. This requirement shall be met before contract award.  Offers that fail to meet this requirement before contract award shall be rejected and shall receive no further consideration. (See Addendum 52.212-1– Instruction to Offerors.

Award will be made in the aggregate for all line items for the base year, including all four option years.  To be considered for award, offerors must propose a price for line items 1, 2a or 2b, 3, 4a or 4b, 5, 6a or 6b, 7, and 8a or 8b for the base year and each option year. Proposals that fail to include a price for the base year and each of the four option years for line items 1, 2a or 2b, 3, 4a or 4b, 5, 6a or 6b, 7, and 8a or 8b shall be rejected and shall receive no further consideration.

(Refer to Schedule of Supplies for package size details and estimates)

Offered prices shall include a [***] Cost Recovery Fee (See Scope of Contract, paragraph 12).

The Government reserves the right not to award a contract on this solicitation should offered prices match or exceed current Federal Supply Schedule prices.

Offers for pharmaceuticals sourced from countries not covered by the Trade Agreement Act (TAA) may be given consideration pursuant to Federal Acquisition Regulation (FAR) Part 25.

Acknowledgement of Amendments. The following amendments are acknowledged as part of this solicitation. (Please complete if applicable)

Date Acknowledged by Offeror
Amendment Number

The System for Award Management (SAM) is an online system that replaces CCR/Fed Reg, ORCA, and EPLS.  Contractors should now go to www.sam.gov to find their information. Training tools are available

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

on the SAM website at www.sam.gov for familiarization with the SAM system .  Prospective contractors shall maintain a current and accurate record in the SAM database. SAM updates are required, as necessary, but at least annually. (see 52.212-4(t) and 52.212-l(k)).

Subcontracting Plan Requirements: Pursuant to the requirements of Public Law 95-507, all large business concerns are required to have an approved subcontracting plan for contracts valued over $700,000 before the Government can award a contract (see FAR 52.219-9 for details). Offerers must submit a currently approved commercial plan or a new plan for review and approval. Attachment "D" includes all of the elements required to be addressed and is included to facilitate the submission of a subcontracting plan.

As prescribed in FAR Part 42.15, the VA evaluates contractor performance on all contracts that exceed $150,000, and shares those evaluations with other federal government agencies. The FAR requires that the contractor be provided an opportunity to comment on past performance evaluations prior to each report closing. To fulfill this requirement, VA will be using an online database, the Contractor Performance Assessment Reporting System (CPARS). Annual reporting of past performance will be completed at http://www.cpars.gov and uploaded to PPIRS (Past Performance Information Retrieval System).

SCOPE OF CONTRACT

1.  INTRODUCTION

1.1  Background. All Ordering Activities under the Department of Veterans Affairs and all Ordering Activities under the Department of Defense (DOD) acquire their pharmaceutical requirements through their respective Pharmaceutical Prime Vendor Programs (PPV), hereafter referred to as the VA PPV Program and DOD PPV Program or jointly as PPV Programs. The PPV Programs are separate contracts which establish the fees for the distribution of pharmaceutical products that are distributed through the PPV Programs on Federal Government (i.e., Federal Supply Schedules, National Standardization) contracts. A contract resulting from this solicitation establishes the VA National Contract prices for the products listed in the schedule of supplies that will be distributed through the PPV Programs.   Section 2.1, "Government Participants" lists the PPV Program participants that will be authorized users of the contract resulting from this solicitation. The successful contractor shall be required to be compliant with Pedigree Laws in any of the 50 United States and territories.

1.2  Purpose and Objectives. The purpose of this solicitation is to establish a supply source that will provide the drugs listed in the schedule for purchase through the PPV Programs. The total annual estimated usage for VA, Federal Health Care Center (FHCC), State Veterans Homes - Option 2 (SVH), DOD, Indian Health Service (IHS), and Bureau of Prisons (BOP) appears on the Schedule of Supplies section of this Solicitation.  The objective of such a contract is to ensure availability and consistency of product for nationwide usage and to obtain volume-based, committed use pricing.

1.3  Government Purchase Compliance. VA, FHCC, SVH (Option 2), DOD, IHS, and BOP will purchase their requirements for the strengths of the drugs listed in the schedule through the PPV Programs except when: (1) the contracted items is/are unavailable to meet the needs of the Government, or (2) an alternate is requested by the prescribing healthcare provider.  In the event that either 1 or 2 applies,  these instances will be considered exceptions to section C.2 – 52.216-21, Requirements. VA's PPV contract has ordering lock-out procedures in place to support VA contract compliance and to prevent purchases of non-contract products. DOD manages compliance through individual facility tracking reports.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

1.4   Contract Effective Date. The contract effective date shall be 120 days (or sooner upon mutual agreement) after the date of contract award. Before the contract effective date, the PPVs will begin placing orders with the contractor for delivery to multiple PPV distribution centers for distribution to the Government participants under this contract. The contractor shall ensure that sufficient inventory of contract items awarded under this solicitation is available, and that chargeback agreements with the PPVs have been executed sufficiently in advance of the contract effective date to permit the PPVs to begin timely distribution of Government orders by the contract effective date.  The current PPVs are listed as attachments "A" and "B" of this solicitation. The current PPVs may change and the contractor will be notified of any changes in PPV contractors during the term of the contract resulting from this solicitation.  Payment terms, time and place of delivery to PPV distribution centers and other businessto-business agreement terms shall be agreed upon between the PPV contractors and the contractor awarded a contract from this solicitation. Within 15 days from receipt of award, the Contracting Officer shall be notified by the contractor awarded a contract from this solicitation if any business-to-businessagreements cannot be reached with the PPVs. Failure or refusal to reach agreement with the PPVs shall constitute sufficient cause for terminating the contract under Federal Acquisition Regulation Part 52.212-4(m), Contract Terms and Conditions-Commercial Items, Termination for Cause.

1.5   Contract Duration. The contract(s) resulting hereunder will be in effect for one (1) year with four (4) one-year pre-priced option periods that may be exercised by the Government unilaterally.

2.   EXTENT OF OBLIGATION

2.1   Government Participants. The contractor shall provide the products specified in the schedule at the prices awarded herein for the facilities/agencies below:

All Department of Veterans Affairs (VA) facilities

All Ordering Activities under the Department of Defense (DOD) Pharmaceutical Prime Vendor Program

Indian Health Service (IHS) facilities

All Bureau of Prisons (BOP) facilities

Federal Health Care Center (FHCC)

All Option 2 State Veteran Homes (See paragraph 2.2 State Veteran Homes)

A database of all facilities authorized to use the VA PPV Program may be downloaded from the National Acquisition Center's web site at http://www.va.gov/oal/business/nc/ppv.asp. The database identifies each state veteran home as option 1 or 2. A database for all facilities authorized to use the DOD PPV Program may be downloaded from the DOD's website at https://www.medicaI.dla.mil/Portal/PrimeVendor/PvPharm/PharmPvOverview.aspx.

2.2   State Veteran Homes (SVH's). There are numerous State Veteran Homes (SVHs) that have entered into sharing agreements with VA Medical Centers (VAMCs). The SVHs with sharing agreements that participate in the VA PPV Program are identified as being one of two types: Option 1 or Option 2.

Option 1: The SVH orders pharmaceuticals directly from the VA PPV and pays the VA PPV for all items purchased. An Option 1 SVH is not eligible for national contract prices awarded under this solicitation unless it is specifically named in the scope of contract or added after award by mutual agreement.

Option 2: The VAMC authorizes the SVH's order, and the VAMC makes payment to the VA PPV for all pharmaceuticals ordered by the SVH. An Option 2 SVH is eligible for the national contract prices awarded under this solicitation.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

2.3   Consolidated Mail Out Patient Pharmacies (CMOPs) (VA ONLY).    Many drugs are prescribed and  mailed directly to patients' homes in three-month or 90-day supply and VA CMOPs may place an initial order with the VA PPV contractor for up to 30% of the estimated annual contract quantities immediately upon the contract effective date.  An initial order of up to 30% of the estimated annual contract quantities may be placed by the VA PPV contractor with the contractor awarded a contract under this solicitation to fulfill the CMOP 30% initial order requirements.

2.4   Estimated Quantities.    The quantities in the schedule reflect the combined usage of all VA (inclusive of FHCC and SVH), DOD, IHS, and BOP activities currently participating in the PPV Programs.  These estimated annual requirements do not include those of any other Government agency, including those currently participating in the VA PPV Program (e.g. ICE, Option 1 State Veteran's Homes).  The estimated usage cited in the Schedule is the Government's total estimated usage for the strengths listed.  There is no expressed or implied guarantee that the estimated quantity will be purchased under this contract. Actual quantities purchased may exceed or be less than those represented.

3.   PRODUCT REGISTRATION

Product information pertaining to all items offered under this solicitation, including the offeror's unique National Drug Code(s) (NDC), must be submitted to First Data Bank, RxNorm, and Medispan prior to the effective date of contract performance. A New Product Submission Form can be obtained by contacting First Data Bank at (800) 633-3453, extension 566, or via email at http://www.fdbhealth.com/solutions/manufacturer-relations/. RxNorm information can be obtained at http://www.nlm.nih.gov/research/umls/rxnorm/. Medispan information can be obtained at http://www.medispan.com/drug-information-products/.

4.   NATIONAL CONTRACT ITEM BACKORDERS

A contract awarded under this solicitation will be the Government's primary source of supply. (See FAR 52.216-21 Requirements)  The Government's ability to provide quality healthcare to its patient population is severely impaired when a national contract product is not available due to backorders. The purpose of this clause is to provide guidance to the awarded contractor regarding a temporary solution to national contract item backorders that may be implemented in lieu of the Government terminating the contract for cause. However, consideration of this clause shall not waive any of the Government's rights to terminate the contract for cause in accordance with FAR 52.212-4(m). For purposes of this contract, a backorder occurs when the PPVs issue an order with the contractor awarded a contract for the products in this solicitation, and the complete order quantity is not delivered to the PPVs within 15 days after receipt of order.  This includes initial CMOP orders (see section 2.3). If a national contract item is backordered by the PPVs, the VA National Acquisition Center (VANAC) contracting officer will investigate the backorder to determine if the national contract contractor bears responsibility for the backorder.  The awarded contractor shall inform the VANAC contracting officer within 4 calendar days after a backorder occurs. In addition to informing the contracting officer of the backorder, the contractor shall provide an estimated date when the backorder will be shipped, and may propose a solution to satisfy the Government's needs for the contract items until the backorder is resolved. The Government reserves the right to accept or reject any possible solutions that the contractor may propose to alleviate a national contract backorder situation.  If the contracting officer determines that the contractor bears responsibility for the backorder, and the contractor is not able to provide a solution that is acceptable to the Government, (i.e., acceptable solution to the backorder, in lieu of Termination for Cause), the parties agree that the Government may buy against the contractor by acquiring the same or similar items from another source and billing the contractor for any excess procurement costs. In other words, if the government must purchase product from another vendor because of a national contract backorder, the contractor will issue credit or

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

reimburse the Government for the difference between the purchase price and the contract price. After a backorder incident occurs for which the Contractor is responsible, the Government's decision to enter into a buy-against agreement described above will not deprive the Government of its right under Clause 52.212-4 (m) to terminate the contract for a breach of the buy-against agreement, for a subsequent contractor-caused backorder, or for any other sufficient cause.

5.   PACKAGING REQUIREMENTS

Offerors must state the exact name of the drug being supplied as it will appear on the label. Offerors shall also provide a unique 11-digit NDC number for all items offered; the NDC number must be specific to the offering company and to the drug being supplied. All bottles of 100 tablets or less must have a child resistant closure. All tablets/capsules must be compatible with automated dispensing units (Baxter ATC Canisters, Opitfill, etc.) Glass bottles are not acceptable. Items are identified in the Schedule of Supplies and in Attachment C.

6.   BAR CODING

All pharmaceutical products provided under this contract shall include bar code labeling at the unit-of use package level. The bar code labeling must be in a linear format that conforms to all GS1-128 (formerly EAN.UCC) or Health Industry Business Communication Council (HIBCC) Health Industry Bar Code (HIBC) supplier labeling standards. The bar code symbology must comply with all GSI or HIBCC parameters including, but not limited to: symbology type or encoded pattern, bar and space dimensions and tolerances, and allowable ratio of wide to narrow elements.

The bar code may be any linear bar code symbology such as GS1-128 (formerly EAN.UCC), GSl DataBar (formerly RSS), or Universal Product Code (if the UPC contains the National Drug Code or NDC). The bar code must encode the NDC, either alone or within the GS1 data structure (Global Trade Item Number (GTIN)).

The bar code printing must be American National Standards Institute (ANSl)/lnternational Organization for Standardization (ISO)/IEC Quality Grade C or better.  Manufacturers and packagers must ensure that production runs include an initial verification check, as well as routine audits to ensure the bar code is printed clearly and consistently to meet the quality standard of Grade C or better.  Contractors shall be responsible for ensuring that bar code labels meet the quality requirements specified in this clause prior to shipping pharmaceutical products to any Government Prime Vendor under this contract.

The bar code must be on the outside container or wrapper of the medication as well as on the immediate container, unless the bar code is readily visible and machine-readable through the outside container or wrapper. When the bar code is not easily machine-readable through the over wrap, the over wrap should contain the bar code.

If applicable, the bar code must go on each cell of a blister pack. Furthermore, the bar code must remain intact under normal conditions of use; thus it should not be printed across the perforations of a blister pack.

When applicable to the symbology used, bar codes shall be surrounded by sufficient quiet zone so that the bar code can be scanned correctly. Bar code placement shall minimize curvature of the bar code. For example, bar codes should be placed in "ladder orientation" on vials or bottles to minimize  curvature of the bar code.  Bar code labeling shall not be placed solely on outer packaging.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

It is recommended that bar code labeling also include the lot number and expiration date. If two separate distinctive bar codes are used, one for NDC and the other for lot number/expiration date; the lot number and expiration date bar code must not be in close proximity to the NDC barcode or in a format that may be confused with the NDC bar code. When applicable, all Healthcare Distribution Management Association (HDMA) guidelines shall be followed.

7.   THERAPEUTIC EQUIVALENCE

Only products that have received under the Federal Food, Drug and Cosmetic Act a therapeutic equivalence code of "A" by the Food and Drug Administration will be considered, unless all drugs in the family group are "B" rated. In that case, no award will be made other than to the innovator unless the non-innovator vendor submits acceptable data demonstrating  bioequivalence.

8.   NATIONAL DRUG CODES

Offerors shall provide a separate and distinct eleven-digit National Drug Code (NDC) Number unique to the offeror (e.g., 00012-3456-78) for each product proposed, in the space provided following each item  in block 20 of the SF1449, "Schedule of Supplies and Prices" of the solicitation. The first five numbers of the eleven-digit NDC number for each product proposed shall identify the offeror. Offers that fail to provide the information required by this clause by the solicitation closing date shall be rejected and shall receive no further consideration.

9.   DRUG APPLICATION

By signing this solicitation, the offeror certifies that it has on file (if any of the following are required by FDA for the offered drugs) an FDA approved New Drug Application (NDA), an approved abbreviated NDA (ANDA), or a Biologic License approval, as appropriate for the items offered in response to the solicitation.

10. RECALLS

If a drug recall is initiated for any drug provided under this contract, regardless of whether it is a voluntary recall by the manufacturer or a recall required by the U.S. Food and Drug Administration (FDA); or, if FDA withdraws their approval to manufacture any drug that is included on this contract, the following action shall immediately be taken by the contractor:

Forward two copies of the recall notification along with any pertinent information to:

Chief, Pharmaceutical Division (003A4C4)

VA National Acquisition Center

National Contract Service

1st Ave., 1 Block North of Cermak Rd., Bldg. 37

P.O. Box 76, Hines, IL 60141

Fax Number [***]

Deputy Chief Consultant (M/S119D)

VHA Pharmacy Benefits Management Services

1st Ave., 1 Block North of Cermak Rd., Bldg. 37, Rm 139

Hines, IL 60141

Fax Number [***]

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Manager, Product Recall Office

National Center for Patient Safety

Veterans Health Administration

24 Frank Lloyd Wright Drive, Lobby M

Ann Arbor, Ml 48106

[***]

Phone Number: [***]

All Government Prime Vendors that were sent shipments of the affected product(s).

11. COVERED DRUGS

Should a covered drug be proposed and awarded as a result of this solicitation, the awarded prices shall meet the requirements of Public Law 102-585, Section 603, the Veterans Healthcare Act of 1992, (38 U.S.C. 8126) and shall apply to all Government participants listed in section 2.1 of the Scope of Contract, regardless of whether the participant is covered under the law.  Therefore, prices for the base year and all option years shall not exceed the annually established Federal Ceiling Price (FCP) plus the [***] Cost Recovery Fee (CRF).

Attention is directed to the fact that although Public Law 102-585, Section 603 applies to covered drugs, competitively negotiated and awarded prices for the base year and any option years exercised by the government will govern unless the annually established FCP results in a price lower than competitively awarded contract prices. In this instance, the contract will be modified bilaterally to reflect the lower annually established FCP plus the [***] CRF.

Both parties understand the VA National Contract Service will obtain FCPs from the VA Pharmacy Benefits Management (PBM). The parties agree the FCP will be calculated pursuant to the requirements of Public Law 102-585, Section 603, which includes the contractor's Master Agreement, and Pharmaceutical Pricing Agreement, and any relevant VA Dear Manufacturer Letters.

Contractors submitting a proposal for a covered drug are required to complete the following clause:

MASTER AGREEMENTS AND PHARMACEUTICAL PRICING AGREEMENTS

In compliance with Public Law 102-585, Section 603, The Veterans Healthcare Act of 1992, offerors of covered drug products (including biologics) must state below whether they currently have a Master Agreement (MA) and a Pharmaceutical Pricing Agreement (PPA) in place with the Department of Veterans Affairs (VA).

_X__ YES, Offeror has a MA and PPA in place with the VA______ NO, Offeror does not have a MA and PPA in place with the VA.

If the answer to the above is "No" and if the prospective contractor is offering covered drug products (including biologics that fall within 21 CFR 600.3), contractor must submit and execute a MA and PPA with its offer. No offer of covered drugs submitted by a manufacturer will be considered for award unless and until the manufacturer has on file with VA's National Acquisition Center an executed MA and PPA.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

12. COST RECOVERY FEE AND SUBMISSION OF QUARTERLY SALES REPORTS

(a)   Quarterly Sales Reports. The Contractor shall report all contract sales under this contract and submit collected Cost Recovery Fees as follows:

(1)   The Contractor shall accurately report the dollar value, in U.S. dollars and rounded to the nearest whole dollar, of all sales made under this contract by calendar quarter (January 1-March 31, April 1-June 30, July 1-September 30, and October 1-December 31). Reported sales must include all sales made to all authorized contract users, whether shipped directly to the users or through Prime Vendor contractors. The report shall reflect sales by contract line item and shall segment sales by the Department of Veterans Affairs (VA) and Other Government Agencies (OGA). A Cost Recovery Fee equivalent to [***] shall be collected from all contract users. The [***] Cost Recovery Fee shall be imbedded in the awarded contract prices, and offers submitted in response to this solicitation shall include the Cost Recovery Fee in every line item price offered. The reported contract sales shall include the cost recovery fee and each quarterly report shall show the total cost recovery fee amount collected on the reported sales. The Contractor shall maintain a consistent accounting method of sales reporting, based on the Contractor's established commercial accounting practice.

(2)   Contract sales reports are due to the VA contracting officer within 60 calendar days following the completion of each reporting quarter or completion of the contract, whichever occurs first. A report is required even when no billings or invoices are issued or no orders are received during the contract period.

(3)   The sales report signed by an authorized representative of the contractor shall be sent by mail or email to the Contracting Officer. Mailed reports shall be sent to the address listed below. Emailed reports shall be sent to [***].

Department of Veterans Affairs

National Acquisition Center (049A1N2)

P.O. Box 76

First Avenue, 1 Block North of Cermak, Bldg. 37

Hines, IL 60141

(4)   In addition to the submission of quarterly sales reports due to the contracting officer within 60 days after the end of each reporting quarter, contractors shall provide copies of sales reports simultaneously with contractor's cost recovery fee payment submissions via facsimile, to the attention of C.R. Agent Cashier, fax: [***].

(b)   Cost Recovery Fee. The [***] Cost Recovery Fee amount collected and due shall be paid either electronically or by check, and shall be addressed to the "Department of Veterans Affairs". When the Contractor has multiple national contracts, the fee may be consolidated into one check. Consolidated payments for multiple contracts shall identify each contract number included, dollar amount remitted for each contract number, and reporting quarter.

To ensure that the payment is credited properly, the contractor shall identify the check or electronic transmission as a "Cost Recovery Fee" and include a copy of the applicable Sales Report. The Cost Recovery Fee payment is due to the Fiscal Division at the same time the sales report is due to the

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contracting officer, i.e., within 60 calendar days following the completion of each reporting quarter or completion of the contract.

Cost Recovery Fee payments shall not be combined with any Industrial Fund Fee payments. Contractors shall remit separately any Industrial Fund Fee payments in support of any of the Contractor's Federal Supply Schedule contracts.

Cost recovery fee payments made electronically shall include the following information:

Receiving Bank Name: [***]

Receiving Bank Contact: [***]

Contact Phone: [***]

Receiving Bank City, State: [***]

Receiving Bank Routing/Transit Number: [***]

Receiving Bank Capability: [***]

Receiving Account Number:  [***]

820 ACH Format used by Receiving Bank: [***]

Contract Number(s): (Contractor shall insert the contract number, which will be assigned by the VA contracting officer at time of award.)

Cost recovery fee payments made in check form shall be made to the attention of "Department of Veterans Affairs" and mailed to the following address:

Fiscal Division (901A)

Attn: C.R. Agent Cashier

P.O. Box 7005

Hines, IL 60141

(c)   The Government reserves the right to inspect without further notice, such records of the Contractor as pertain to sales under any contract resulting from this solicitation. Willful failure or refusal to furnish the required reports, or falsification thereof, shall constitute sufficient cause for terminating the contract under FAR 52.212-4(m), Contract Terms and Conditions - Commercial Items, Termination for Cause.

(d)   Failure to remit the full amount of the Cost Recovery Fee within 60 calendar days after the end of the applicable reporting period constitutes a contract debt to the United States Government under the terms of Federal Acquisition Regulation (FAR) Subpart 32.6. The Government may exercise all rights under the Debt Collection Improvement Act of 1996, including withholding or setting off payments and interest on the debt (see FAR clause 52.232-17, Interest). Should the Contractor fail to submit the required sales reports, falsify them, or fail to timely pay the Cost Recovery Fee, the Government shall have, in addition to the rights and remedies described in this clause, all other rights and remedies permitted by Federal law and statutes.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

13. MANUFACTURING FACILITIES/PLACE OF PERFORMANCE

1.   The U.S. Food and Drug Administration (FDA) is the Government agency responsible for providing and enforcing pharmaceutical current Good Manufacturing Practices (GMP) standards for human drugs, pharmaceutical products, biologicals, medical devices, chemical products, medical cylinder oxygen, reagents, diagnostics, test kits and sets included in this solicitation.  Only offers from companies that have an acceptable GMP status on record with the FDA for the facilities identified by the offeror in Paragraph 8 below will be considered for award. The FDA will evaluate a prospective offeror for VA procurements only if the offeror has had a qualifying GMP inspection within the previous two years. Before a contract can be awarded, any successful offeror's manufacturing facilities shall have a current acceptable GMP status with FDA, or shall have had an acceptable report from the last FDA facility inspection on record. In the absence of a current GMP evaluation, an offeror is required to include with its proposal documentation on the acceptable outcome of a FDA facility inspection that occurred more than two years prior to submission of the offer.

2.   For any Nutritional/Dietary Supplements offered, documentation of clinical studies that were performed on the offered products pertaining to the therapeutic treatment of patients may be required by the Department of Veterans Affairs National Acquisition Center (VANAC) as a quality assurance measurement. Offerors of Nutritional/Dietary Supplements will be required to adhere to published FDA GMP standards after January 1, 2008.

3.   If at any time during the life of the contract, the contractor's facility or the source from which the contractor obtains any of the products offered on this contract is informed in a FDA "warning letter" that it fails to meet FDA current Good Manufacturing Practices (GMPs) (21 CFR Part 210 and 211), and/or a facility's unacceptable FDA GMP status is communicated to the VANAC, the Contracting Officer will apply the procedures outlined in Paragraph 4 of this clause.

4.   The VANAC Contracting officer will review the contractor's (or its source's) unacceptable GMP status with appropriate VHA clinical staff and will either: 1) instruct the contractor to stop the shipment of products listed on this contract that were manufactured and/or packaged in a facility with unacceptable GMP status, or 2) authorize the contractor to continue to supply such contract products for 90 days from the date when unacceptable GMP status was communicated to VANAC, provided that the products have not been subjected to a consumer-level recall. An additional 90 days may be authorized at the discretion of the VANAC Contracting Officer. Contractors are cautioned that products that were manufactured and /or packaged in a facility with unacceptable GMP status and then shipped without written authorization from the VANAC Contracting Officer shall be returned to the contractor at the contractor's risk and expense. The contractor shall have corrected all significant GMP deficiencies or have an acceptable plan with the FDA for the correction of such deficiencies which led to unacceptable status by the end of the 90-day authorization period and any extensions of such period granted by the VANAC Contracting Officer.  Additionally, the contractor is responsible for keeping the VANAC Contracting Officer informed of all corrections made and shall provide the VANAC Contracting Officer with:  1) written documentation of the correction plan, 2) Notification from FDA of acceptance of plan, and 3) a copy of any reinspection requests and subsequent reinspection reports, when they are available. If FDA's evaluation of contractor's (or its source's) compliance efforts and/or re-inspection of the non-compliant facility does not result in an acceptable rating by FDA within 90 days from the date when unacceptable GMP status was communicated to VANAC, or by the end of a VANAC Contracting

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Officer's authorization period (whichever is the greater period of time), the contract may be terminated for cause in accordance with FAR Clause 52.212-4(m). The contractor's (or its source's) failure to correct the GMP deficiencies in a timely manner shall not constitute or give rise to any "excusable delays" pursuant to FAR Clause 52.212-4(f). (Nothing in this clause shall be read as limiting the recognized grounds upon which a Contracting Officer may terminate this contract or delete products pursuant to the applicable clause contained in the contract.)

5.   The contractor shall use only the FDA-inspected manufacturing facilities provided in Paragraph 8, below, for the duration of the contract, unless substitution of manufacturing facilities is approved by the VANAC Contracting Officer. In case of any manufacturing facility relocation or substitution of manufacturing facilities, the contractor shall notify the VANAC Contracting Officer of the change, and the contractor shall request approval from the VANAC Contracting Officer to supply the contracted products from the new location. If the change is approved by the VANAC Contracting Officer after an inquiry to FDA for GMP status of the new location, approval will be provided by means of a formal contract modification.

6.   If the products are to be manufactured at more than one location, each manufacturing facility and each facility address shall be listed along with the products manufactured at the facility. Subcontractors (i.e., packagers, labelers, etc.) that participate in the production of the products offered on this solicitation shall also be listed along with their addresses. All facilities described in this paragraph and listed below shall be substantially in compliance with applicable FDA GMP standards prior to contract award.

7.   Offeror shall identify below or by attachment (if additional space is needed), the products offered on this solicitation (products shall be identified by product name and by solicitation item number); whether the offeror manufactures the products; and/or whether the offeror is a distributor of the products offered.  "Manufacturer" is defined as the entity that measures, mixes, weighs, and compounds the active and inactive ingredients into a capsule or tablet.

8.   If the finished products to be offered are of foreign manufacture, the complete name and address of the manufacturer shall be provided below. The offeror is also required to check the box below that is applicable to its offer. Please note that the information required below must be the name and address  of the manufacturing  facility, rather than the address of the foreign headquarters, distributor or agent.

( X )  OFFEROR IS THE MANUFACTURER (AT THE FOLLOWING LOCATIONS) OF THE PRODUCTS OFFERED ON THIS SOLICITATION.

(    )  OFFEROR IS A DISTRIBUTOR OF THE PRODUCTS OFFERED ON THIS SOLICITATION.

THE PRODUCTS WILL BE MANUFACTURED BY THE FOLLOWING COMPANY AT THE FOLLOWING LOCATIONS:

[***]
(Name of Manufacturing Company)

[***]
(Street Address) (Post Office Address Not Acceptable)

[***]
(U.S.A. Point of Contact, e-Mail Address and U.S.A Telephone Number)

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PHARMACEUTICALS - PARENTERALS

Solicitation Item # & Product Name	Location and Owner of Facility where ingredients are measured, weighed, mixed and compounded (Facility Owner Name, Address, City, County, State and Zip Code)	Point of Contact including Phone #

PHARMACEUTICALS - PARENTERALS, STERILIZATION

Solicitation Item # & Product Name	Sterilization and Owner Location (Facility Owner Name, Address, City, County, State and Zip Code)	Point of Contact Including Phone #

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TABLETS, CAPSULES AND PILLS

Solicitation Item # & Product Name	Location and Owner of Facility where Ingredients are measured, weighed, mixed and compounded (Facility Owner Name, Address, City, County, State and Zip Code)	Point of Contact Including Phone #

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

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OTHER PHARMACEUTICAL PRODUCTS

(Solutions, syrups, mixtures, powders, ointments, pastes, creams, etc.)

Solicitation Item # & Product Name	Location and Owner of Facility where Ingredients are measured, weighed, mixed and compounded (Facility Owner Name, Address, City, County, State and Zip Code	Point of Contact Including Phone #

PACKAGING

Solicitation Item # & Product Name	Location of Facilities where Intermediate containers will be filled and labeled (Facility Name, Location, City, County, State and Zip Code)	Point of Contact Including Phone #

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

PACKING

Solicitation Item # & Product Name	Location of Facilities where products will be packed and prepared for shipment (Facility Name, Location, City, County, State and Zip Code)	Point of Contact Including Phone #

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

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14. INCORPORATION OF DOCUMENTS

The following documents are hereby incorporated by reference and made a part of this solicitation. The designation "USP" and "NF" shall be considered interchangeable when monographs for ingredients or preparations are transferred from one official compendium to the other.  For ingredients or preparations which no longer appear in the latest revision of the USP or NF, the previous volume shall apply. Ingredients or preparations for which monographs appear for the first time in the Official Compendia shall comply with the applicable monographs unless the word "modified" appears as part of the item name. The requirements that an item or ingredient comply with test standards and requirements of the USP or the NF does not delete any other applicable portions of the compendia, such as, but not limited to, General Notices. Thus, for USP/NF items, alternative test methods are permitted.

AMERICAN CHEMICAL SOCIETY (ACS), Reagent Chemicals, American Chemical Society Specifications. (Copies are available from Applies Publications, American Chemical Society, Washington, DC 20036.

U.S. DEPARTMENT OF HEALTH, EDUCATION AND WELFARE, FOOD AND DRUG ADMINISTRATION (FDA). Federal Food, Drug, and Cosmetic Act and Regulations promulgated thereunder.  (Copies are available from  Superintendent of Documents, U.S. Government Printing Office, Washington, DC 20204).

U.S. PHARMACOPOEIAL CONVENTION, INC. (USP/NF). Pharmacopoeia of the United States. (Copies are available from Mack Publishing Company, Easton, PA 18042).

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

SECTION C - CONTRACT CLAUSES

C.1  52.212-4 CONTRACT TERMS AND CONDITIONS–COMMERCIAL ITEMS (MAY 2015) (MAY 5, 2011 DEVIATION)

(a) Inspection/Acceptance (TAILORED). Products will be ordered by the Government through Government Prime Vendor contracts. The Government's inspection rights become effective upon receipt at the Government ordering facility. The Government reserves the right to inspect or test any supplies or services that have been tendered for acceptance, at the Government's discretion. The contractor shall tender for acceptance only those items that conform to the requirements of this contract. The Government may require repair or replacement of nonconforming supplies or reperformance of nonconforming services at no increase in contract price. If repair/replacement or reperformance will not correct the defects or is not possible, the Government may seek an equitable price reduction or adequate consideration for acceptance of nonconforming supplies or services. The Government must exercise its post-acceptance rights-

(1) Within a reasonable time after the defect was discovered or should have been discovered; and

(2) Before any substantial change occurs in the condition of the item, unless the change is due to the defect in the item.

(b) (DEVIATION) Reserved.

(c) Changes. Changes in the terms and conditions of this contract may be made only by written agreement of the parties.

(d) Disputes (DEVIATION). This contract is subject to the Contract Disputes Act of 1978, as amended (41

U.S.C. 601-613). Failure of the parties to this contract to reach agreement on any request for equitable adjustment, claim, appeal or action arising under or relating to this contract shall be a dispute to be resolved in accordance with the clause at FAR 52.233-1, Disputes, which is incorporated herein by reference. The Contractor shall proceed diligently with performance of this contract, pending final resolution of any dispute arising under the contract. The Civilian Board of Contract Appeals has jurisdiction over any disputes arising under this contract. Also, a dispute arising between a Contractor and any authorized Government Prime Vendor(s) does not give rise to a "claim" under the Disputes Clause, FAR 52.233-1.

(e) Definitions. The clause at FAR 52.202-1, Definitions, is incorporated herein by reference.

(f)  Excusable delays. The Contractor shall be liable for default unless nonperformance is caused by an occurrence beyond the reasonable control of the Contractor and without its fault or negligence such as, acts of God or the public enemy, acts of the Government in either its sovereign or contractual capacity, fires, floods, epidemics, quarantine restrictions, strikes, unusually severe weather, and delays of common carriers. The Contractor shall notify the Contracting Officer in writing as soon as it is reasonably possible after the commencement of any excusable delay, setting forth the full particulars in connection therewith, shall remedy such occurrence with all reasonable dispatch, and shall promptly give written notice to the Contracting Officer of the cessation of such occurrence.

(g) (DEVIATION) Reserved.

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(h) Patent indemnity. The Contractor shall indemnify the Government and its officers, employees and agents against liability, including costs, for actual or alleged direct or contributory infringement of, or inducement to infringe, any United States or foreign patent, trademark or copyright, arising out of the performance of this contract, provided the Contractor is reasonably notified of such claims and proceedings.

(i)  Payment (DEVIATION). Payment for the items awarded on this contract will be made by the Government at the awarded prices directly to the Government Prime Vendor Contractors upon delivery by the Prime Vendor Contractors to Government ordering facilities.

(j)  Risk of loss (TAILORED). Unless the contract specifically provides otherwise, risk of loss or damage to the supplies provided under this contract shall remain with the Contractor until, and shall pass to the Government upon delivery of supplies to the Government facility. Risk of loss does not pass to the Government upon delivery by the contractor to any Government contracted VA Prime Vendor contractor.

(k) Taxes. The contract price includes all applicable Federal, State, and local taxes and duties.

(I)  Termination for the Government's convenience.  The Government reserves the right to terminate this contract, or any part hereof, for its sole convenience. In the event of such termination, the Contractor shall immediately stop all work hereunder and shall immediately cause any and all of its suppliers and subcontractors to cease work. Subject to the terms of this contract, the Contractor shall be paid a percentage of the contract price reflecting the percentage of the work performed prior to the notice of termination, plus reasonable charges the Contractor can demonstrate to the satisfaction of the Government using its standard record keeping system, have resulted from the termination. The Contractor shall not be required to comply with the cost accounting standards or contract cost principles for this purpose. This paragraph does not give the Government any right to audit the Contractor's records. The Contractor shall not be paid for any work performed or costs incurred which reasonably could have been avoided.

(m) Termination for cause. The Government may terminate this contract, or any part hereof, for cause in the event of any default by the Contractor, or if the Contractor fails to comply with any contract terms and conditions, or fails to provide the Government, upon request, with adequate assurances of future performance. In the event of termination for cause, the Government shall not be liable to the Contractor for any amount for supplies or services not accepted, and the Contractor shall be liable to the Government for any and all rights and remedies provided by law. If it is determined that the Government improperly terminated this contract for default, such termination shall be deemed a termination for convenience.

(n) Title. Unless specified elsewhere in this contract, title to items furnished under this contract shall pass to the Government upon acceptance, regardless of when or where the Government takes physical possession.

(o) Warranty. The Contractor warrants and implies that the items delivered hereunder are merchantable and fit for use for the particular purpose described in this contract.

(p) Limitation of liability (TAILORED). Except as otherwise provided by an express or implied warranty, the Contractor will not be liable in a breach of warranty action to the Government for consequential damages resulting from any defect or deficiencies in accepted items.

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(q) Other compliances. The Contractor shall comply with all applicable Federal, State and local laws, executive orders, rules and regulations applicable to its performance under this contract.

(r)  Compliance with laws unique to Government contracts. Compliance with laws unique to Government contracts. The Contractor agrees to comply with 31 U.S.C. 1352 relating to limitations on the use of appropriated funds to influence certain Federal contracts; 18 U.S.C. 431 relating to officials not to benefit; 40 U.S.C.  chapter 37, Contract Work Hours and Safety Standards; 41 U.S.C. chapter 87, Kickbacks; 41 U.S.C. 4712 and 10 U.S.C. 2409 relating to whistleblower protections;  49 U.S.C. 40118, Fly American; and 41 U.S.C. chapter 21 relating to procurement integrity.

(s)  Order of precedence. Any inconsistencies in this solicitation or contract shall be resolved by giving precedence in the following order:

(1) The schedule of supplies/services.

(2) The Assignments, Disputes, Payments, Invoice, Other Compliances, and Compliance with Laws Unique to Government Contracts paragraphs of this clause.

(3) The clause at 52.212-5.

(4) Addenda to this solicitation or contract,  including any license agreements for computer software.

(5) Solicitation provisions if this is a solicitation.

(6) Other paragraphs of this clause.

(7) The Standard Form 1449.

(8) Other documents, exhibits, and attachments

(9) The specification.

(t) System for Award Management (SAM).

(1) Unless exempted by an addendum to this contract, the Contractor is responsible during performance and through final payment of any contract for the accuracy and completeness of the data within the SAM database, and for any liability resulting from the Government's reliance on inaccurate or incomplete data. To remain registered in the SAM database after the initial registration,  the Contractor is required to review and update on an annual basis from the date of initial registration or subsequent updates its information in the SAM database to ensure it is current, accurate and complete. Updating information in the SAM does not alter the terms and conditions of this contract and is not a substitute for a properly executed contractual document.

(2)(i) If a Contractor has legally changed its business name, "doing business as" name, or division name (whichever is shown on the contract), or has transferred the assets used in performing the contract, but has not completed the necessary requirements regarding novation and change-of-name agreements in FAR subpart 42.12, the Contractor shall provide the responsible Contracting Officer a minimum of one business day's written notification of its intention to (A) change the name in the SAM database; (B) comply with the requirements of subpart 42.12; and (C) agree in writing to the timeline and procedures specified by the responsible Contracting Officer. The Contractor must provide with the notification sufficient documentation to support the legally changed name.

(ii) If the Contractor fails to comply with the requirements of paragraph (t)(2)(i) of this clause, or fails to perform the agreement at paragraph (t)(2)(i)(C) of this clause, and, in the absence of a properly executed novation or change-of-name agreement, the SAM information that shows the Contractor to be other than the Contractor indicated in the contract will be considered to be incorrect information within the meaning of the "Suspension of Payment" paragraph of the electronic funds transfer (EFT) clause of this contract.

(3) The Contractor shall not change the name or address for EFT payments or manual payments, as appropriate, in the SAM record to reflect an assignee for the purpose of assignment of claims (see Subpart 32.8, Assignment of Claims).  Assignees shall be separately registered in the SAM database. Information provided to the Contractor's SAM record that indicates payments, including those made by

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EFT, to an ultimate recipient other than that Contractor will be considered to be incorrect information within the meaning of the "Suspension of payment" paragraph of the EFT clause of this contract.

(4) Offerors and Contractors may obtain information on registration and annual confirmation requirements via SAM accessed through https://www.acquisition.gov.

(u) Unauthorized Obligations.

(1)  Except as stated in paragraph (u)(2) of this clause, when any supply or service acquired under this contract is subject to any End User License Agreement (EULA), Terms of Service (TOS), or similar legal instrument or agreement, that includes any clause requiring the Government to indemnify the Contractor or any person or entity for damages, costs, fees, or any other loss or liability that would create an Anti-Deficiency Act violation (31 U.S.C. 1341), the following shall govern:

(i) Any such clause is unenforceable against the Government.

(ii) Neither the Government nor any Government authorized end user shall be deemed to have agreed to such clause by virtue of it appearing in the EULA, TOS, or similar legal instrument or agreement.  If the EULA, TOS, or similar legal instrument or agreement is invoked through an "I agree" click box or other comparable mechanism (e.g., "click-wrap" or "browse-wrap" agreements), execution does not bind the Government or any Government authorized end user to such clause.

(iii) Any such clause is deemed to be stricken from the EULA, TOS, or similar legal instrument or agreement.

(2) Paragraph (u)(1) of this clause does not apply to indemnification by the Government that is expressly authorized by statute and specifically authorized under applicable agency regulations and procedures.

(v) Incorporation by reference. The Contractor's representations and certifications, including those completed electronically via the System for Award Management (SAM), are incorporated by reference into the contract.

ADDENDUM to FAR 52.212-4 CONTRACT TERMS AND CONDITIONS--COMMERCIAL ITEMS

Clauses that are incorporated by reference (by Citation Number, Title, and Date), have the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available.

The following clauses are incorporated into 52.212-4 as an addendum to this contract :

1.    Ordering. This solicitation provides for award(s) of contract(s) in support of VA's standardization program. Products awarded on the resultant contract(s) will be distributed through Government Prime Vendor contract (s).  Order placement for supplies awarded will be made by Government Prime Vendor contractor(s) to the awarded contractor(s) and, any supplies to be furnished under this contract shall be ordered by issuance of delivery orders by the individuals or facilities directly to Prime Vendor contractor(s).  Government Prime Vendor contractor(s) will accept orders and payment for the contracted item(s) on behalf of the contractor. Such orders may be issued from the effective date of the contract through the expiration date of the final option period exercised. All delivery orders are subject to the terms and conditions of this contract.  In the event of conflict between a delivery order or task order and this contract, the contract shall control.

2.    Delivery. Delivery order requirements such as product quantities, time and place of delivery, and method of delivery for product(s) awarded on resultant contract(s) will be determined between the awarded contractor(s) and Government Prime Vendor contractors.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

3.    Chargeback Arrangements. Chargeback arrangements/agreements shall be coordinated between the Government Prime Vendor contractors and the successful contractor(s). The government will not become involved in this area nor will the Government assume any responsibility for any monies involved with such arrangements.

C.2  52.203-99 PROHIBITION ON CONTRACTING WITH ENTITIES THAT REQUIRE CERTAIN INTERNAL CONFIDENTIALITY AGREEMENTS (DEVIATION) (FEB 2015)

(a) The Contractor shall not require employees or contractors seeking to report fraud, waste, or abuse to sign or comply with internal confidentiality agreements or statements prohibiting or otherwise restricting such employees or subcontractors from lawfully reporting such waste, fraud, or abuse to a designated investigative or law enforcement representative of a Federal department or agency authorized to receive such information.

(b) The contractor shall notify employees that the prohibitions and restrictions of any internal confidentiality agreements covered by this clause are no longer in effect.

(c) The prohibition in paragraph (a) of this clause does not contravene requirements applicable to Standard Form 312, Form 4414, or any other form issued by a Federal department or agency governing the nondisclosure of classified information.

(d)(1) In accordance with section 743 of Division E, Title VII, of the Consolidated and Further Continuing Resolution Appropriations Act, 2015 (Pub. L. 113-235), use of funds appropriated (or otherwise made available) under that or any other Act may be prohibited, if the Government determines that the Contractor is not in compliance with the provisions of this clause.

(2) The Government may seek any available remedies in the event the contractor fails to comply with the provisions of this clause.

C.3  52.204-18 COMMERCIAL AND GOVERNMENT ENTITY CODE MAINTENANCE (JUL 2015)

(a) Definition. As used in this clause-

"Commercial and Government Entity (CAGE) code" means-

(1) An identifier assigned to entities located in the United States or its outlying areas by the Defense Logistics Agency (DLA) Contractor and Government Entity (CAGE) Branch to identify a commercial  or government  entity, or

(2) An identifier assigned by a member of the North Atlantic Treaty Organization (NATO) or by the NATO Support Agency (NSPA) to entities located outside the United States and its outlying areas that the DLA Contractor and Government Entity (CAGE) Branch records and maintains in the CAGE master file. This type of code is known as an NCAGE code.

(b) Contractors shall ensure that the CAGE code is maintained throughout the life of the contract. For contractors registered in the System for Award Management (SAM), the DLA Contractor and Government Entity (CAGE) Branch shall only modify data received from SAM in the CAGE master file if the contractor initiates those changes via update of its SAM registration. Contractors undergoing a novation or change-of-name agreement shall notify the contracting officer in accordance with subpart 42.12. The contractor shall communicate any change to the CAGE code to the contracting officer within 30 days after the change, so that a modification can be issued to update the CAGE code on the contract.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

(c) Contractors located in the United States or its outlying areas that are not registered in SAM shall submit written change requests to the DLA Contractor and Government Entity (CAGE) Branch. Requests for changes shall be provided on a DD Form 2051, Request for Assignment of a Commercial and Government Entity (CAGE) Code, to the address shown on the back of the DD Form 2051. Change requests to the CAGE master file are accepted from the entity identified by the code.

(d) Contractors located outside the United States and its outlying areas that are not registered in SAM shall contact the appropriate National Codification Bureau or NSPA to request CAGE changes. Points of contact for National Codification Bureaus and NSPA, as well as additional information on obtaining NCAGE codes, are available at http://www.dlis.dla.mil/nato/ObtainCAGE.asp.

(e) Additional guidance for maintaining CAGE codes is available at http://www.dlis.dla.mil/cage welcome.asp.

C.4  52.216-21 REQUIREMENTS (OCT 1995) (MAY 5, 2011 DEVIATION)

(a) This is a requirements contract for the supplies or services specified and effective for the period stated, in the Schedule. The quantities of supplies or services specified in the Schedule are estimates only and are not purchased by this contract. Except as this contract may otherwise provide, if the Government's requirements do not result in orders in the quantities described as "estimated" or "maximum" in the Schedule, that fact shall not constitute the basis for an equitable price adjustment.

(b) Delivery or performance shall be made only as authorized by orders issued through Prime Vendor contract(s) in accordance with the Ordering clause. Subject to any limitations specified in this contract, the Contractor shall deliver to the Prime Vendor contractors (s) the supplies specified in the Schedule and called for by orders issued by the Prime Vendor(s) in accordance with the Ordering clause. Prime Vendor contractor(s) may issue orders requiring delivery to multiple Prime Vendor contractor distribution centers.

(c) Except as this contract otherwise provides, the Government shall order from the Contractor through the Prime Vendor contractor(s) all the supplies or services specified in the Schedule that are required to be purchased by the Department of Veterans Affairs and other Government agencies as specified in the Schedule.

(d) The Government is not required to purchase from the Contractor requirements in excess of any limit on total orders under this contract.

(e) If the Government urgently requires delivery of any quantity of an item that the Prime Vendor contractors(s) do not have available for delivery as required by the Prime Vendor contract terms, the Government may acquire the urgently required item(s) from any other available source.

(f) Any order(s) issued by the Prime Vendor contractor(s) during the effective period of this contract and not completed within the effective period shall be completed by the Contractor within the time specified in the Prime Vendor contractor issued order.  This contract shall govern the rights and obligations between the Contractor(s) of this contract, the Prime Vendor contractor(s) and the Government with respect to the order(s) to the same extent as if the order(s) were completed during the contract period, provided that, the Contractor shall not be required to make any deliveries under this contract after 15 days from the expiration date of the contract.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

C.5  52.217-9 OPTION TO EXTEND THE TERM OF THE CONTRACT (MAR 2000)

(a) The Government may extend the term of this contract by written notice to the Contractor within 30 days; provided that the Government gives the Contractor a preliminary written notice of its intent to extend at least 60 days before the contract expires. The preliminary notice does not commit the Government to an extension.

(b) If the Government exercises this option, the extended contract shall be considered to include this option clause.

(c) The total duration of this contract, including the exercise of any options under this clause, shall not exceed five (5) years.

C.6  52.252-2 CLAUSES INCORPORATED BY REFERENCE (FEB 1998)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these address(es):

http://www.acquisition.gov/far/index.htmI

http://www.va.gov/oal/library/vaar/

FAR Number	Title	Date
52.203-17	CONTRACTOR EMPLOYEE WHISTLEBLOWER RIGHTS AND REQUIREMENT TO INFORM EMPLOYEES OF WHISTLEBLOWER RIGHTS	APR 2014

C.7  VAAR 852.203-70 COMMERCIAL ADVERTISING (JAN 2008)

The bidder or offeror agrees that if a contract is awarded to him/her, as a result of this solicitation, he/she will not advertise the award of the contract in his/her commercial advertising in such a manner as to state or imply that the Department of Veterans Affairs endorses a product, project or commercial line of endeavor.

C.8  VAAR 852.203-71 DISPLAY OF DEPARTMENT OF VETERAN AFFAIRS HOTLINE POSTER (DEC 1992)

(a) Except as provided in paragraph (c) below, the Contractor shall display prominently, in common work areas within business segments performing work under VA contracts, Department of Veterans Affairs Hotline posters prepared by the VA Office of Inspector General.

(b) Department of Veterans Affairs Hotline posters may be obtained from the VA Office of Inspector General (53E), P.O.  Box 34647, Washington, DC 20043-4647.

(c) The Contractor need not comply with paragraph (a) above if the Contractor has established a mechanism, such as a hotline, by which employees may report suspected instances of improper conduct, and instructions that encourage employees to make such reports.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

C.9  VAAR 852.219-9 VA SMALL BUSINESS SUBCONTRACTING PLAN MINIMUM REQUIREMENTS (DEC 2009)

(a)  This clause does not apply to small business concerns.

(b)  If the offeror is required to submit an individual subcontracting plan, the minimum goals for award of subcontracts to service-disabled veteran-owned small business concerns and veteran-owned small business concerns shall be at least commensurate with the Department's annual servicedisabled veteran-owned small business and veteran-owned small business prime contracting goals for the total dollars planned to be subcontracted.

(c)  For a commercial plan, the minimum goals for award of subcontracts to service-disabled veteranowned small business concerns and veteran-owned small businesses shall be at least commensurate with the Department's annual service-disabled veteran-owned small business and veteran-owned small business prime contracting goals for the total value of projected subcontracts to support the sales for the commercial plan.

(d)  To be credited toward goal achievements, businesses must be verified as eligible in the Vendor Information Pages database. The contractor shall annually submit a listing of service-disabled veteran-owned small businesses and veteran-owned small businesses for which credit toward goal achievement is to be applied for the review of personnel in the Office of Small and Disadvantaged Business Utilization.

(e)  The contractor may appeal any businesses determined not eligible for crediting toward goal achievements by following the procedures contained in 819.407.

C.10  SUBCONTRACTING PLAN – MONITORING AND COMPLIANCE

This solicitation includes FAR 52.219-9, Small Business Subcontracting Plan, and VAAR 852.219-9, VA Small Business Subcontracting Plan Minimum Requirement.  Accordingly, any contract resulting from this solicitation will include these clauses. The contractor is advised in performing contract administration functions, the CO may use the services of a support contractor(s) to assist in assessing the contractor's compliance with the plan, including reviewing the contractor's accomplishments in achieving the subcontracting goals in the plan. To that end, the support contractor(s) may require access to the contractor's business records or other proprietary data to review such business records regarding the contractor's compliance with this requirement.  All support contractors conducting this review on behalf of VA will be required to sign an "Information Protection and Non-Disclosure and Disclosure of Conflicts of Interest Agreement" to ensure the contractor's business records or other proprietary data reviewed or obtained in the course of assisting the CO in assessing the contractor for compliance are protected to ensure information or data is not improperly disclosed or other impropriety occurs. Furthermore, if VA determines any services the support contractor(s) will perform in assessing compliance are advisory and assistance services as defined in FAR 2.101, Definitions, the support contractor(s) must also enter into an agreement with the contractor to protect proprietary information as required by FAR 9.505-4, Obtaining access to proprietary information, paragraph (b). The contractor is required to cooperate fully and make available any records as may be required to enable the CO to assess the contractor compliance with the subcontracting plan.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

C.11 52.212-5 CONTRACT TERMS AND CONDITIONS REQUIRED TO IMPLEMENT STATUTES OR EXECUTIVE ORDERS--COMMERCIAL ITEMS (NOV 2015)

(a) The Contractor shall comply with the following Federal Acquisition Regulation (FAR) clauses, which are incorporated in this contract by reference, to implement provisions of law or Executive orders applicable to acquisitions of commercial items:

(1) 52.209-10, Prohibition on Contracting with Inverted Domestic Corporations (Nov 2015)

(2) 52.233-3, Protest After Award (AUG 1996) (31 U.S.C. 3553).

(3) 52.233-4, Applicable Law for Breach of Contract Claim (OCT 2004)(Public Laws 108-77 and 108-78 (19 U.S.C. 3805 note)).

(b) The Contractor shall comply with the FAR clauses in this paragraph (b) that the Contracting Officer has indicated as being incorporated in this contract by reference to implement provisions of law or Executive orders applicable to acquisitions of commercial  items:

[Contracting Officer check as appropriate.]

 X  (1) 52.203-6, Restrictions on Subcontractor Sales to the Government (Sept 2006), with Alternate I (Oct 1995) (41 U.S.C. 4704 and 10 U.S.C. 2402).

 X  (2) 52.203-13, Contractor Code of  Business Ethics and Conduct (Oct 2015) (41 U.S.C. 3509)).

     (3) 52.203-15,  Whistleblower Protections under the American Recovery and Reinvestment Act of 2009 (June 2010) (Section 1553 of Pub. L. 111-5). (Applies to contracts funded by the American Recovery and Reinvestment Act of 2009.)

 X  (4) 52.204-10, Reporting Executive Compensation and First-Tier Subcontract Awards (Oct 2015) (Pub.

L. 109-282) (31 U.S.C. 6101 note).

     (5) [Reserved].

     (6) 52.204-14,  Service Contract Reporting Requirements (Jan 2014) (Pub. L. 111-117, section 743 of Div. C).

     (7) 52.204-15,  Service Contract Reporting Requirements for Indefinite-Delivery Contracts (Jan 2014) (Pub. L. 111-117, section 743 of Div. C).

 X  (8) 52.209-6, Protecting the Government's Interest When Subcontracting with Contractors Debarred,

Suspended, or Proposed for Debarment. (Oct 2015) (31 U.S.C. 6101 note).

 X  (9) 52.209-9, Updates of Publicly Available Information Regarding Responsibility Matters (Jul 2013) (41 U.S.C. 2313).

     (10) [Reserved].

     (11)(i) 52.219-3 , Notice of HUBZone Set-Aside or Sole-Source Award (Nov 2011) (15 U.S.C. 657a).

     (ii) Alternate I (Nov 2011) of 52.219-3.

 X  (12)(i) 52.219-4 , Notice of Price Evaluation Preference for HUBZone Small Business Concerns (OCT 2014) (if the offeror elects to waive the preference, it shall so indicate in its offer) (15 U.S.C. 657a).

     (ii) Alternate I (JAN 2011) of 52.219-4.

     (13) [Reserved]

     (14)(i) 52.219-6, Notice of Total Small Business Set-Aside (Nov 2011) (15 U.S.C. 644).

     (ii) Alternate I (Nov 2011).

     (iii) Alternate II (Nov 2011).

     (15)(i) 52.219-7, Notice of Partial Small Business Set-Aside (June 2003) (15 U.S.C. 644).

     (ii) Alternate I (Oct 1995) of 52.219-7.

     (iii) Alternate II (Mar 2004) of 52.219-7.

 X  (16) 52.219-8, Utilization of Small Business Concerns (Oct 2014) (15 U.S.C. 637(d)(2) and (3)).

     (17)(i) 52.219-9,  Small Business Subcontracting Plan (Oct 2015) (15 U.S.C. 637(d)(4)).

     (ii) Alternate I (Oct 2001) of 52.219-9.

X (iii) Alternate II (Oct 2001) of 52.219-9.

     (iv) Alternate Ill (Oct 2015) of 52.219-9.

     (18) 52.219-13, Notice of Set-Aside of Orders (Nov 2011) (15 U.S.C. 644(r)).

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

     (19) 52.219-14, Limitations on Subcontracting (Nov 2011) (15 U.S.C. 637(a)(14)).

 X  (20) 52.219-16, Liquidated Damages-Subcon-tracting Plan (Jan 1999) (15 U.S.C. 637(d)(4)(F)(i)).

     (21) 52.219-27, Notice of Service-Disabled Veteran-Owned Small Business Set-Aside (Nov 2011) (15 U.S.C. 657 f).

 X  (22) 52.219-28, Post Award Small Business Program Rerepresentation (Jul 2013) (15 U.S.C. 632(a)(2)).

     (23) 52.219-29, Notice of Set-Aside for Economically Disadvantaged Women-Owned Small Business (EDWOSB) Concerns (Jul 2013) (15 U.S.C. 637(m)).

     (24) 52.219-30, Notice of Set-Aside for Women-Owned Small Business (WOSB) Concerns Eligible Under the WOSB Program (Jul 2013) (15 U.S.C. 637(m)).

 X  (25) 52.222-3, Convict Labor (June 2003) (E.O. 11755).

 X  (26) 52.222-19, Child Labor-Cooperation with Authorities and Remedies (Jan 2014) (E.O. 13126).

 X  (27) 52.222-21, Prohibition of Segregated  Facilities (Apr 2015).

 X  (28) 52.222-26, Equal Opportunity (Apr 2015) (E.O. 11246).

 X  (29) 52.222-35, Equal Opportunity for Veterans (Oct 2015)(38 U.S.C. 4212).

 X  (30) 52.222-36, Equal Opportunity for Workers with Disabilities (Jul 2014) (29 U.S.C. 793).

 X  (31) 52.222-37, Employment Reports on Veterans (OCT 2015) (38 U.S.C. 4212).

 X  (32) 52.222-40, Notification of Employee Rights Under the National Labor Relations Act (Dec 2010) (E.O. 13496).

 X  (33)(i) 52.222-50,  Combating Trafficking in Persons (Mar 2015) (22 U.S.C.  chapter 78 and E.O. 13627).

     (ii) Alternate I (Mar 2015) of 52.222-50 (22 U.S.C. chapter 78 and E.O. 13627).

     (34) 52.222-54,  Employment Eligibility Verification (OCT 2015). (Executive Order 12989). (Not applicable to the acquisition of commercially available off-the-shelf items or certain other types of commercial items as prescribed in 22.1803.)

     (35)(i) 52.223-9, Estimate of Percentage of Recovered Material Content for EPA-Designated Items (May 2008) (42 U.S.C. 6962(c)(3)(A)(ii)). (Not applicable to the acquisition of commercially available offthe-shelf items.)

     (ii) Alternate I (May 2008) of 52.223-9 (42 U.S.C.  6962(i)(2)(C)). (Not applicable to the acquisition of commercially available off-the-shelf items.)

     (36)(i) 52.223-13,  Acquisition of EPEAT®-Registered Imaging Equipment (JUN 2014) (E.O.s 13423 and 13514).

     (ii) Alternate I (Oct 2015) of 52.223-13.

     (37)(i) 52.223-14, Acquisition of EPEAT®-Registered Televisions (JUN 2014) (E.O.s 13423 and 13514).

     (ii) Alternate I (Jun 2014) of 52.223-14.

     (38) 52.223-15, Energy Efficiency in Energy-Consuming Products (DEC 2007) (42 U.S.C. 8259b).

     (39)(i) 52.223-16, Acquisition of EPEAT®-Registered Personal Computer Products (OCT 2015) (E.O.s 13423 and 13514).

      (ii) Alternate I (Jun 2014) of 52.223-16.

 X  (40) 52.223-18, Encouraging Contractor Policies to Ban Text Messaging While Driving (AUG 2011) (E.O.  13513).

     (41) 52.225-1, Buy American-Supplies (May 2014) (41 U.S.C. chapter 83).

     (42)(i) 52.225-3, Buy American-Free Trade Agreements-Israeli Trade Act (May 2014) (41 U.S.C. chapter 83,  19 U.S.C. 3301 note, 19 U.S.C. 2112 note, 19 U.S.C. 3805 note, 19 U.S.C. 4001 note, Pub. L. 103-182, 108-77, 108-78, 108-286, 108-302, 109-53, 109-169, 109-283, 110-138, 112-41, 112-42, and 112-43.

     (ii) Alternate I (May 2014) of 52.225-3.

     (iii) Alternate II (May 2014) of 52.225-3.

     (iv) Alternate Ill (May 2014) of 52.225-3.

 X  (43) 52.225-5, Trade Agreements (Nov 2013) (19 U.S.C. 2501, et seq., 19 U.S.C. 3301 note).

 X  (44) 52.225-13, Restrictions on Certain Foreign Purchases (June 2008) (E.O.'s, proclamations, and statutes administered by the Office of Foreign Assets Control of the Department of the Treasury).

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

     (45) 52.225-26, Contractors Performing Private Security Functions Outside the United States (Jul 2013) (Section 862,  as amended, of the National Defense Authorization Act for Fiscal Year 2008; 10 U.S.C. 2302 Note).

     (46) 52.226-4, Notice of Disaster or Emergency Area Set-Aside (Nov 2007) (42 U.S.C.  5150).

     (47) 52.226-5, Restrictions on Subcontracting Outside Disaster or Emergency Area (Nov 2007) (42 U.S.C. 5150).

     (48) 52.232-29, Terms for Financing of Purchases of Commercial Items (Feb 2002) (41 U.S.C. 4505,  10 U.S.C. 2307(f)).

     (49) 52.232-30, Installment Payments for Commercial Items (Oct 1995) (41 U.S.C. 4505,  10 U.S.C. 2307(f)).

     (50) 52.232-33, Payment by Electronic Funds Transfer-System for Award Management (Jul 2013) (31 U.S.C.  3332).

     (51) 52.232-34,  Payment by Electronic Funds Transfer-Other than System for Award Management (Jul 2013) (31 U.S.C. 3332).

     (52) 52.232-36, Payment by Third Party (May 2014) (31 U.S.C. 3332).

     (53) 52.239-1,  Privacy or Security Safeguards (Aug 1996) (5 U.S.C. 552a).

     (54)(i) 52.247-64, Preference for Privately Owned U.S.-Flag Commercial Vessels (Feb 2006) (46 U.S.C. Appx.  1241(b) and 10 U.S.C. 2631).

     (ii) Alternate I (Apr 2003) of 52.247-64.

(c) The Contractor shall comply with the FAR clauses in this paragraph (c), applicable to commercial services, that the Contracting Officer has indicated as being incorporated in this contract by reference to implement provisions of law or Executive orders applicable to acquisitions of commercial items:

[Contracting Officer check as appropriate.]

     (1) 52.222-17, Nondisplacement of Qualified Workers (May 2014)(E.O. 13495).

     (2) 52.222-41, Service Contract Labor Standards (May 2014) (41 U.S.C.  chapter 67).

     (3) 52.222-42,  Statement of Equivalent Rates for Federal Hires (May 2014) (29 U.S.C. 206 and 41 U.S.C. chapter 67).

     (4) 52.222-43,  Fair Labor Standards Act and Service Contract Labor Standards-Price Adjustment

(Multiple Year and Option Contracts) (May 2014) (29 U.S.C. 206 and 41  U.S.C. chapter 67).

     (5) 52.222-44, Fair Labor Standards Act and Service Contract Labor Standards-Price Adjustment (May 2014) (29 U.S.C. 206 and 41 U.S.  C.  chapter 67).

     (6) 52.222-51, Exemption from Application of the Service Contract Labor Standards to Contracts for Maintenance, Calibration, or Repair of Certain Equipment-Requirements (May 2014) (41 U.S.C. chapter 67).

     (7) 52.222-53, Exemption from Application of the Service Contract Labor Standards to Contracts for Certain Services-Requirements (May 2014) (41 U.S.C. chapter  67).

     (8) 52.222-55, Minimum Wages Under Executive Order 13658 (Dec 2014)(E.O. 13658).

     (9) 52.226-6,  Promoting Excess Food Donation to Nonprofit Organizations (May 2014) (42 U.S.C. 1792).

     (10) 52.237-11,  Accepting and Dispensing of $1 Coin (Sept 2008) (31 U.S.C. 5112(p)(1)).

(d) Comptroller General Examination of Record. The Contractor shall comply with the provisions of this paragraph (d) if this contract was awarded using other than sealed bid, is in excess of the simplified acquisition threshold, and does not contain the clause at 52.215-2, Audit and Records-Negotiation.

(1) The Comptroller General of the United States,  or an authorized representative of the Comptroller General, shall have access to and right to examine any of the Contractor's directly pertinent records involving transactions related to this contract.

(2) The Contractor shall make available at its offices at all reasonable times the records, materials, and other evidence for examination, audit, or reproduction, until 3 years after final payment under this contract or for any shorter period specified in FAR Subpart 4.7, Contractor Records Retention, of the other clauses of this contract. If this contract is completely or partially terminated, the records relating

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

to the work terminated shall be made available for 3 years after any resulting final termination settlement. Records relating to appeals under the disputes clause or to litigation or the settlement of claims arising under or relating to this contract shall be made available until such appeals, litigation,  or claims are finally resolved.

(3) As used in this clause, records include books, documents, accounting procedures and practices, and other data, regardless of type and regardless of form. This does not require the Contractor to create or maintain any record that the Contractor does not maintain in the ordinary course of business or pursuant to a provision of law.

(e)(1) Notwithstanding the requirements of the clauses in paragraphs (a), (b), (c), and (d) of this clause, the Contractor is not required to flow down any FAR clause, other than those in this paragraph (e)(1) in a subcontract for commercial items. Unless otherwise indicated below, the extent of the flow down shall be as required by the clause-

(i) 52.203-13, Contractor Code of Business Ethics and Conduct (Oct 2015) (41 U.S.C. 3509).

(ii) 52.219-8, Utilization of Small Business Concerns (Oct 2014) (15 U.S.C. 637(d)(2) and (3)), in all subcontracts that offer further subcontracting opportunities. If the subcontract (except subcontracts to small business concerns) exceeds $700,000 ($1.5 million for construction of any public facility), the subcontractor must include 52.219-8 in lower tier subcontracts that offer subcontracting opportunities.

(iii) 52.222-17, Nondisplacement of Qualified Workers (May 2014) (E.O. 13495). Flow down required in accordance with paragraph (I) of  FAR clause 52.222-17.

(iv) 52.222-21, Prohibition of Segregated Facilities (Apr 2015)

(v) 52.222-26, Equal Opportunity (Apr 2015) (E.O. 11246).

(vi) 52.222-35, Equal Opportunity for Veterans (Oct 2015) (38 U.S.C. 4212).

(vii) 52.222-36,  Equal Opportunity for Workers with Disabilities (Jul 2014) (29 U.S.C. 793).

(viii) 52.222-37,  Employment Reports on Veterans (Oct 2015) (38 U.S.C. 4212)

(ix) 52.222-40, Notification of Employee Rights Under the National Labor Relations Act (Dec 2010) (E.O. 13496). Flow down required in accordance with paragraph (f) of FAR clause 52.222-40.

(x) 52.222-41,  Service Contract Labor Standards (May 2014) (41  U.S.C. chapter 67).

(xi)

      (A) 52.222-50, Combating Trafficking in Persons (Mar 2015) (22 U.S.C. chapter 78 and E.O 13627).

      (B) Alternate I (Mar 2015) of 52.222-50 (22 U.S.C.  chapter 78 and E.O 13627).

(xii) 52.222-51,  Exemption from Application of the Service Contract Labor Standards to Contracts for Maintenance, Calibration, or Repair of Certain Equipment-Requirements (May 2014) (41 U.S.C. chapter 67).

(xiii) 52.222-53, Exemption from Application of the Service Contract Labor Standards to Contracts for Certain Services-Requirements (May 2014) (41 U.S.C. chapter 67).

(xiv) 52.222-54,  Employment Eligibility Verification (OCT 2015) (E.O.  12989).

(xv) 52.222-55, Minimum Wages Under Executive Order 13658 (Dec 2014) (Executive Order 13658).

(xvi) 52.225-26,  Contractors Performing Private Security Functions Outside the United States (Jul 2013) (Section 862, as amended, of the National Defense Authorization Act for Fiscal Year 2008; 10 U.S.C.  2302 Note).

(xvii) 52.226-6, Promoting Excess Food Donation to Nonprofit Organizations (May 2014) (42 U.S.C.  1792).  Flow down required in accordance with paragraph (e) of FAR clause 52.226-6.

(xviii) 52.247-64, Preference for Privately Owned U.S.-Flag Commercial Vessels (Feb 2006) (46 U.S.C.  Appx. 1241(b) and 10 U.S.C. 2631). Flow down required in accordance with paragraph (d) of FAR clause 52.247-64.

(2) While not required, the contractor may include in its subcontracts for commercial items a minimal number of additional clauses necessary to satisfy its contractual obligations.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

C.12  MANDATORY WRITTEN DISCLOSURES

Mandatory written disclosures required by FAR clause 52.203-13 to the Department of Veterans Affairs, Office of Inspector General (OIG) must be made electronically through the VA OIG Hotline at http://www.va.gov/oig/contacts/hotline.asp and clicking on "FAR clause 52.203-13 Reporting". If you experience difficulty accessing the website, call the Hotline at 1-800-488-8244 for further instructions.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

SECTION D - CONTRACT DOCUMENTS, EXHIBITS, OR ATTACHMENTS

D.1  ATTACHMENT "A"

VA PHARMACEUTICAL PRIME VENDOR CONTRACTOR

McKesson Corporation

One Postal Street, 29th Floor

San Francisco, CA 94101

POC: Mr. Paul Flach

Vice President Government & National Accounts

Phone: [***]

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

D.2  ATTACHMENT "B"

DOD PHARMACEUTICAL PRIME VENDOR (PPV) CONTRACTORS

McKesson Drug Company Attn: Lori White 1220 Senlac Drive Carrollton, TX 75006 Phone: [***] Fax: [***] Tricare Mail Order Pharmacy Program National Prime Vendor Email: [***]	AmeriSource-Bergen Company Attn: Dina Barton 100 Friars Blvd. Thorofare, NJ 08086 Phone: [***] Fax: [***] Email: [***]
Dakota Drug Company Attn: Jan McCann / Becky Gilstad 28-32 N. Main Street Minot, ND 58701 Phone: [***] Fax: [***] Email: [***]	DMS Pharmaceutical Group, Inc. Attn: Jean Hawkins 810 Busee Highway Park Ridge, IL 60068 Phone: [***] Fax: [***] Email: [***]
Cardinal Health, Inc. Attn: Lisa Parsley 5555 Glendon Court Dublin, OH 43016 Phone: [***] Fax: [***] Email: [***]

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

D.3 ATTACHMENT "C"

[***]

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

D.4  ATTACHMENT “D”

SMALL BUSINESS SUBCONTRACTING PLAN

(Model Outline*)

Please see the attached document labeled Attachment D that represents AstraZeneca's current Subcontracting Plan

SUBCONTRACTING PLAN PERIOD:______

Individual plans should cover the entire period of performance, and commercial plans should coincide with the company's fiscal year. In the event your company's fiscal year is for a period that will end before the contract periods of any federal contracts you hold which include the requirement to have a small business subcontracting plan, you will be required to submit a new subcontracting plan for approval thirty (30) days prior to expiration of the existing subcontracting plan. In the event an acceptable plan cannot be negotiated prior to expiration of the existing subcontracting plan, your contract(s) may be terminated.

DATE SUBMITTED:
NAME OF PLANHOLDER:
SUBSIDIARIES INCLUDED:
ADDRESS:

ITEM/SERVICE:

1.   TYPE OF PLAN

List the total estimated dollar value of all planned subcontracting (to all types of business concerns, both large and small). Select only one of the following:

a)              Individual Plan (This Contract Only) Contract #/Solicitation #

Total value of projected subcontracts (both large and small businesses) $

Total Contract Value (including options) $

*Separate goals must be included for each option period

b)             Commercial Division-wide Plan

Total projected sales              $

Total value of projected subcontracts (both large and small businesses) $

(Subcontracts Represent              % of Total Annual Sales)

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

c)             Commercial Company-wide Plan

Total projected sales             $

Total value of projected subcontracts (both large and small businesses) $

(Subcontracts Represent              % of Total Annual Sales)

*  Federal Acquisition Regulation (FAR), paragraph 19.708(b)(1),  prescribes the use of the clause at FAR 52.219-9 entitled "Small Business Subcontracting Plan." The following is a suggested model for use when formulating such subcontracting plan. While this model plan has been designed to be consistent with FAR 52.219-9, other formats of a subcontracting plan may be acceptable. However, failure to include the essential information as exemplified in this model may be cause for either a delay in acceptance or the rejection of an offer where the clause is applicable. Further, the use of this model is not intended to waive other requirements that may be applicable under FAR 52.219-9 or that may appear in the Government's solicitation. "SUBCONTRACT," as used in this clause, means any agreement (other than one involving an employer-employee relationship) entered into by a federal government prime contractor or subcontractor calling for supplies or services required for performance of the contract or subcontract.

2.   GOALS

State separate dollar and percentage goals, expressed in terms of percentages of the total available subcontracting dollars listed in the previous section.

a)   Total estimated dollar value and percent of planned subcontracting with small businesses (SB) (including ANCs and Indian tribes), veteran-owned small, service-disabled veteran-owned small, HUBZone small, small disadvantaged (including ANCs and Indian tribes), and women-owned small business concerns:

$                and              %

b)   Total estimated dollar value and percent of planned subcontracting with veteran-owned small businesses (VO):

$                and              %

c)   Total estimated dollar value and percent of planned subcontracting with service-disabled veteran-owned small businesses (SDVO) (Note:  This is a subset of veteran-owned):

$                and              %

d)   Total estimated dollar value and percent of planned subcontracting with small disadvantaged businesses (SDB) (including ANCs and Indian tribes):

$                and              %

e)   Total estimated dollar value and percent of planned subcontracting with women-owned small businesses (WO):

$                and              %

f)   Total estimated dollar value and percent of planned subcontracting with HUBZone small businesses (HUB):

$                and              %

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

3.   PRODUCTS AND/OR SERVICES

The types of products and/or services to be subcontracted are:

LB:
SB:
VO:
SDVO:
SDB:
WO:
HUB:

4.   GOAL DEVELOPMENT

The following method was used in developing the subcontracting goals:

5.   IDENTIFYING POTENTIAL SOURCES

The following methods were used to identify potential sources for solicitation purposes (See FAR 52.219-9(d)(5) for examples of methods that may be used.):

6.   INDIRECT COSTS

Indirect costs ☐ have   ☐ have not been included in the dollar and percentage subcontracting goals stated above. (Check one.)

If "have been" is checked (and you are proposing an individual plan), explain the method used in determining the proportionate share of indirect costs to be incurred with small business (including Alaska Native Corporations and Indian tribes), veteran-owned small business, service-disabled veteran-owned small business, small disadvantaged business (including ANCs and Indian tribes), women-owned small business, and HUBZone small business concerns. Note: Commercial planholders who choose to include indirect costs will not need to provide the aforementioned explanation because the costs will be applied at 100%.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

______

7.   PROGRAM ADMINISTRATOR

The following individual will administer the subcontracting program:

NAME:
TITLE:
ADDRESS:

TELEPHONE:
E-MAIL:

This individual's specific duties, as they relate to the firm's subcontracting program, are as follows:

8.   EQUITABLE  OPPORTUNITY

The following good faith efforts (internal and external) will be taken to assure that small business, veteran-owned small business, service-disabled veteran-owned small business, small disadvantaged business, women-owned small business, and HUBZone small business concerns will have an equitable opportunity to compete for subcontracts:

9.   FLOW-DOWN CLAUSE

The offeror agrees that the FAR clause of this contract entitled "Utilization of Small Business Concerns" (52.219-8) will be included in all subcontracts which offer further subcontracting opportunities, and all subcontractors (except small business concerns) that receive subcontracts in excess of $650,000 ++(Effective 1 Oct 2015 new threshold is $700,000) with further subcontracting possibilities will be required to adopt a subcontracting plan that complies with the requirements of this clause.

NOTE: See exceptions listed in FAR 52.219-9(j).

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

10.  REPORTING & COOPERATION

The offeror agrees to

(i)   Cooperate in any studies or surveys as may be required;

(ii)  Submit periodic reports so that the Government can determine the extent of compliance by the offeror with the subcontracting plan;

(iii) Submit the Individual Subcontracting Report (ISR) and/or the Summary Subcontract Report (SSR), in accordance with the paragraph (I) of this clause using the Electronic Subcontracting Reporting System (eSRS) at http://www.esrs.gov. The reports shall provide information on subcontract awards to small business concerns (including ANCs and Indian tribes that are not small businesses), veteran-owned small business concerns, service-disabled veteran-owned small business concerns, HUBZone small business concerns, small disadvantaged business concerns (including ANCs and Indian tribes that have not been certified by the Small Business Administration as small disadvantaged businesses), women-owned small business concerns, and Historically Black Colleges and Universities and Minority Institutions. Reporting shall be in accordance with this clause, or as provided in agency regulations;

(iv) Ensure that its subcontractors with subcontracting plans agree to submit the ISR and/or the SSR using eSRS;

(v)  Provide its prime contract number, its DUNS number, and the e-mail address of the offeror's official responsible for acknowledging receipt of or rejecting the ISRs, to all firsttier subcontractors with subcontracting plans so they can enter this information into the eSRS when submitting their ISRs; and

(vi) Require that each subcontractor with a subcontracting plan provide the prime contract number, its own DUNS number, and the e-mail address of the subcontractor's official responsible for acknowledging receipt of or rejecting the ISRs, to its subcontractors with subcontracting plans.

11.  RECORDKEEPING

The following is a description of the types of records that will be maintained concerning procedures that have been adopted to comply with the requirements and goals in the plan, including establishing source lists; and a description of the offeror's efforts to locate small business, veteranowned small business, service-disabled veteran-owned small business, HUBZone small business, small disadvantaged business, and women-owned small business concerns and award subcontracts to them. The records shall include at least the following (on a plant-wide or company-wide basis, unless otherwise indicated):

(i)     Source lists (e.g., SAM), guides, and other data that identify small business, veteran-owned small business, service-disabled veteran-owned small business, HUBZone small business, small disadvantaged business, and women-owned small business concerns.

(ii)    Organizations contacted in an attempt to locate sources that are small business, veteranowned small business, service-disabled veteran-owned small business, HUBZone small business, small disadvantaged business, or women-owned small business concerns.

(iii)   Records on each subcontract solicitation resulting in an award of more than $150,000, indicating --

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

(A) Whether small business concerns were solicited and if not, why not;

(B) Whether veteran-owned small business concerns were solicited and, if not, why not;

(C) Whether service-disabled veteran-owned small business concerns were solicited and, if not, why not;

(D) Whether HUBZone small business concerns were solicited and, if not, why not;

(E) Whether small disadvantaged business concerns were solicited and if not, why not;

(F) Whether women-owned small business concerns were solicited and if not, why not; and

(G) If applicable, the reason award was not made to a small business concern.

(iv)  Records of any outreach efforts to contact -

(A) Trade associations;

(B) Business development organizations;

(C) Conferences and trade fairs to locate small, HUBZone small, small disadvantaged, and women-owned small business sources; and

(D) Veterans service organizations.

(v)   Records of internal guidance and encouragement provided to buyers through -

(A) Workshops, seminars, training, etc., and

(B) Monitoring performance to evaluate compliance with the program's requirements.

(vi)  On a contract-by-contract basis, records to support award data submitted by the offeror to the Government, including the name, address, and business size of each subcontractor. Contractors having commercial plans need not comply with this requirement.

Signed:	Date Signed:

Typed Name:	Title:

Plan Approved by (Government official):	Date Approved:

Typed Name:
Contracting Officer

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

	Prior Year Goals		Prior Year Achievements*		Current Goals

Total Subcontracting Dollars +	$		$		$

Small Business Dollars	$		$		$

Small Business Percent		%		%		%

Small Veteran-owned Dollars	$		$		$

Small Veteran-owned Percent		%		%		%

Service-Disabled Veteran-Owned Dollars	$		$		$

Service-Disabled Veteran-Owned Percent		%		%		%

Small Disadvantaged Dollars	$		$		$

Small Disadvantaged Percent		%		%		%

Small Women-owned Dollars	$		$		$

Small Women-owned Percent		%		%		%

HUBZone Small Business Dollars	$		$		$

HUBZone Small Business Percent		%		%		%

Round percentages to two decimal places and dollar figures to the nearest whole dollar.

*    If total prior year contract achievements are not available, use actual figures and estimate/prorate balance. Achievements based on Government's Fiscal Year while Goals are based on Company's Fiscal Year.

+   Including subcontracting dollars for small and large businesses

++ Effective OCT 1, 2015 subcontracting plans are required for contracts expected to exceed $700,000 (increased from $650,000).

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

Contractors shall submit new commercial plans to the contracting officer 30 working days prior to the end of the contractor's fiscal year, IAW FAR 19.704(d).

*Individual Plans must list and justify goals for each option period separately. This page is for  individual plans ONLY. Individual plans for VA FSS should only complete the columns for base period, option period 1, and total periods.

	Base Period		Option Period 1		Option Period 2		Total Periods

1.a. Total Contract	$		$		$		$

1.b. Total Subcontracted		%		%		%		%

2.a. To SB Dollars	$		$		$		$

Percent of Line 1.a.		%		%		%		%

2.b. To VOSB Dollars	$		$		$		$

Percent of Line 1.b.		%		%		%		%

2.c. To SDVOSB Dollars	$		$		$		$

Percent of Line 1.b.		%		%		%		%

2.d. To SDB Dollars	$		$		$		$

Percent of Line 1.b.		%		%		%		%

2.e. To WOSB Dollars	$		$		$		$

Percent of Line 1.b.		%		%		%		%

2.f. To HUBZone Dollars	$		$		$		$

Percent of Line 1.b.		%		%		%		%

Complete additional option year sheets for contracts with more option periods.